As filed with the Securities and Exchange Commission on September 6, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09079

Morgan Keegan Select Fund, Inc.

(Exact name of registrant as specified in charter)

Morgan Keegan Tower Fifty North Front Street Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: June 30, 2006

Date of reporting period: June 30, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

June 30, 2006

Morgan Keegan
Select Fund, Inc.

Regions Morgan Keegan Select Short Term Bond Fund

A bond fund for investors who seek a high level of current income consistent with the preservation of capital.

Regions Morgan Keegan Select Intermediate Bond Fund

A bond fund for investors who seek to earn a high level of income primarily from intermediate maturity, investment grade bonds.

Regions Morgan Keegan Select High Income Fund

A bond fund for investors who can accept higher risk and seek to earn a high level of income primarily from below investment grade bonds.

Select FUNDS

REGIONS MORGAN KEEGAN™

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 800-564-2188. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present the enclosed annual report for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each, a “Fund” and collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the fiscal year ended June 30, 2006. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s audited financial statements and each Fund’s portfolio of investments as of June 30, 2006.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us toll-free at 800-564-2188.

Sincerely,

Carter E. Anthony, CFA

President and Chief Investment Officer

Morgan Asset Management, Inc.

August 21, 2006

ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. Operating costs, which are deducted from a fund’s gross income, reduce the investment return of the fund.

A fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning January 1, 2006 and ending June 30, 2006.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

ABOUT SHAREHOLDER AND FUND EXPENSES

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these sales charges (loads) were included, your costs would have been higher.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During Period*

SHORT TERM BOND FUND
Actual
Class A Shares	0.75%	$1,000	$1,022.50	$3.76
Class C Shares	0.95%	1,000	1,019.50	4.76
Class I Shares	0.50%	1,000	1,022.70	2.51
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.75%	$1,000	$1,021.08	$3.76
Class C Shares	0.95%	1,000	1,020.08	4.76
Class I Shares	0.50%	1,000	1,022.32	2.51

INTERMEDIATE BOND FUND
Actual
Class A Shares	0.76%	$1,000	$1,026.10	$3.82
Class C Shares	1.11%	1,000	1,025.40	5.57
Class I Shares	0.51%	1,000	1,028.40	2.56
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.76%	$1,000	$1,021.03	$3.81
Class C Shares	1.11%	1,000	1,019.29	5.56
Class I Shares	0.51%	1,000	1,022.27	2.56

HIGH INCOME FUND
Actual
Class A Shares	1.08%	$1,000	$1,056.50	$5.51
Class C Shares	1.58%	1,000	1,053.90	8.05
Class I Shares	0.83%	1,000	1,057.80	4.23
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.08%	$1,000	$1,019.44	$5.41
Class C Shares	1.58%	1,000	1,016.96	7.90
Class I Shares	0.83%	1,000	1,020.68	4.16
*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Short Term Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund invests in U.S. corporate and government issues, and mortgage-backed and other asset-backed securities. The Fund invests primarily in investment-grade bonds rated BBB- or better (or a comparable rating) by at least one nationally recognized statistical rating agency at the time of purchase, or if unrated, determined by the Fund’s investment adviser to be of comparable quality. The average effective maturity of the Fund’s portfolio will generally be three years or less.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select Short Term Bond Fund’s Class A Share had a total return of 3.85%, based on net asset value. The Fund’s return surpassed the Lehman Brothers 1-3 Year U. S. Government/Credit Index1 total return of 1.92% during the same period. For Class A Shares, the Fund paid $0.44 per share in dividends from the Fund’s net investment income during the fiscal year ended June 30, 2006.

As evidenced by the performance comparison, the Fund continues to benefit from the increased allocation to floating rate mortgage-backed and asset-backed securities. The very short-term nature of the Fund allows it to benefit quickly from rising short-term interest rates. In the past two years, the monthly dividend has increased from $0.0207 per share in June of 2004 to $0.0399 per share in June 2006.

Understanding that the Fund has a very short duration mandates that we will continue our focus on the 1-3 year part of the yield curve, but begin utilizing fewer floating rate and amortizing assets in favor of a higher allocation to fixed rate assets with principal payments due only at maturity.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

In making subtle shifts in the asset mix, our objective is to provide a relatively stable net asset value while producing as much income as possible given the short-term investment grade parameters of the Fund.

James C. Kelsoe, Jr., CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David H. Tannehill, CFA Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers 1-3 Year U. S. Government/Credit Index is an index composed of all bonds of investment grade with a maturity between one and three years. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO STATISTICS†

AS OF JUNE 30, 2006

Average Credit Quality	A
Current Yield	4.37%
Yield to Maturity	5.97%
Duration	1.47 Years
Average Effective Maturity	1.96 Years
Total Number of Holdings	72

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF JUNE 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Government Guaranteed	2.2%	BBB+	8.8%
AAA	20.6%	BBB	14.4%
AA	7.6%	BBB-	11.6%
A+	4.0%	BB+ or Lower	10.1%
A	8.4%	Not Rated	5.7%
A-	6.6%
		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF JUNE 30, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	41.9%
Commercial Loans	15.2%
Commercial Mortgage-Backed Securities	12.0%
Collateralized Debt Obligations	11.8%
Equipment Leases	5.8%
Home Equity Loans	4.4%
Government Agency Securities	4.2%
Franchise Loans	3.8%
Manufactured Housing Loans	0.8%
Short Term Investments	0.1%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class A Shares from the commencement of investment operations on March 8, 2001 to June 30, 2006 compared to the Lehman Brothers 1-3 Year U. S. Government/Credit Index1.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

Regions Morgan Keegan Select Short Term Bond Fund—Class C Shares commenced investment operations on November 4, 2005. A performance chart will be provided after the share class has been in operation for a full year.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class I Shares from the commencement of investment operations on January 5, 2001 to June 30, 2006 compared to the Lehman Brothers 1-3 Year U. S. Government/Credit Index.1

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF JUNE 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	0.71%	2.29%	3.48%	3.47%
(EXCLUDING SALES LOAD)	2.25%	3.85%	3.79%	3.77%
CLASS C SHARES***	0.93%	N/A	N/A	1.47%*
(EXCLUDING CDSC)	1.95%	N/A	N/A	2.50%*
CLASS I SHARES	2.27%	4.12%	4.06%	4.05%
LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX[1]	1.11%	1.92%	3.50%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Lehman Brothers 1-3 Year U. S. Government/Credit Index is an index composed of all bonds of investment grade with a maturity between one and three years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 8, 2001, November 4, 2005 and January 5, 2001, respectively.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Investment Grade–39.8% of Net Assets
	Collateralized Debt Obligations–11.7%
1,040,915	CDO Repackaging Trust Series 2006-A 1, 6.868% 1/17/36 (a)	$1,038,312
1,570,244	Diversified Asset Securitization 1A A1, 7.873% 9/15/35	1,623,883
2,000,000	Fulton Street CDO 1A A2, 5.930% 4/20/37 (a)	1,910,000
1,249,345	MKP 5A E, 8.260% 1/6/46 (a)	1,226,507
500,000	Static Repackaging Trust 2005-1A D, 8.835% 3/27/40 (a)	495,000
1,500,000	Taberna Preferred Funding 2006-1A B1, 7.900% 8/5/36 (a)	1,484,580

		7,778,282

	Commercial Loans–14.1%
696,327	Bank of America/First Union 2001-3 A1, 4.890% 4/11/37	688,117
1,135,979	Bear Stearns Commercial 2001-TOP2 A1, 6.080% 2/15/35	1,142,963
500,000	Chase Commercial Mortgage 1997-1 E, 7.370% 6/19/29	504,579
1,604,000	Commercial Mortgage 2001-J1A F, 7.169% 2/14/34 (a)	1,625,028
36,281	Heller Financial 1999-PH1 A1, 6.500% 5/15/31	36,225
1,139,506	Morgan Stanley Capital 2003-IQ6 A1, 2.800% 12/15/41	1,108,411
1,355,699	Mortgage Capital Funding 1998-MC2 A2, 6.423% 6/18/30	1,368,553
567,524	Morgan Stanley Dean Witter 2001-280 A1, 6.148% 2/3/16 (a)	574,840
800,000	Morgan Stanley Capital 1998-XL1 H, 7.060% 6/3/30 (a)	796,832
1,502,915	Salomon Brothers 2002-KEY2 A1, 3.222% 3/18/36	1,482,017

		9,327,565

	Equipment Leases–5.8%
1,431,028	Aerco Limited 2A A3, 5.659% 7/15/25 (a)	1,241,417
1,962,015	Aviation Capital 2005-3A C1, 8.573% 12/25/35 (a)	1,986,541
595,460	Aviation Capital 2003-2A B1, 8.267% 9/20/33 (a)	602,903

		3,830,861

	Franchise Loans–3.8%
1,123,267	Atherton Franchise Loan 1999-A A2, 7.230% 4/15/12 (a)	1,137,317
393,280	Atherton Franchise Loan 1998-A A2, 6.720% 5/15/20 (a)	392,663
210,026	FMAC Loan Trust 1997-C A, 6.750% 12/15/19 (a)	209,697
759,566	Peachtree Franchise 1999-A A1, 6.680% 1/15/21 (a)	762,560

		2,502,237

	Home Equity Loans–4.4%
166,350	Contimortgage 1997-1 M1, 7.420% 3/15/28	167,182
122,216	Empire Funding Home Loan 1999-1 M2, 9.500% 5/25/30	122,101
500,000	Home Equity Asset Trust 2003 - 4 B2, 9.323% 10/25/33	506,250
1,000,000	Master Asset Backed Securities 2004-HE1 M11, 8.823% 9/25/34	952,500
801,777	Morgan Stanley 2006-2NA N1, 6.250% 2/25/36 (a)	801,777
361,451	SB Finance NIM Trust 2005-KS6N A1A, 4.750% 7/25/35	358,288

		2,908,098

	Total Asset Backed Securities–Investment Grade (cost $26,547,723)	26,347,043

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Non-Investment Grade–1.8% of Net Assets
	Commercial Loans–1.0%
700,000	Lehman Brothers 2002-LLFA L, 6.599% 6/14/17 (a)	$685,357

	Manufactured Housing Loans–0.8%
634,743	Oakwood Mortgage 2001-B A2, 5.574% 3/15/18 (a)	552,410

	Total Asset Backed Securities–Non-Investment Grade (cost $1,278,558)	1,237,767

Corporate Bonds–Investment Grade–31.7% of Net Assets
	Agriculture–1.5%
1,000,000	Cargill, 6.150% 2/25/08 (a)	1,007,092

	Automotives–1.5%
1,000,000	Daimler-Chrysler, 7.375% 9/15/06	1,003,025

	Communications–1.1%
700,000	Walt Disney, 5.500% 12/29/06	700,050

	Cruise Lines–0.7%
500,000	Carnival, 3.750% 11/15/07	485,801

	Electronics–2.1%
1,350,000	Ametek, 7.200% 7/15/08	1,373,305

	Energy–1.5%
1,000,000	Halliburton, 6.000% 8/1/06	1,000,816

	Finance–6.5%
3,000,000	Countrywide Home Loan, 4.250% 12/19/07	2,939,172
1,000,000	Morgan JP, 6.700% 11/1/07	1,010,934
400,000	SLM, 5.480% 1/31/14	378,460

		4,328,566

	Hotels–1.5%
1,000,000	Hospitality Properties, 7.000% 3/1/08	1,016,032

	Industrial–4.4%
1,400,000	Cendant, 6.875% 8/15/06	1,407,757
560,000	Grupo Minero Mexico, 8.250% 4/1/08	581,700
814,000	Ispat Inland ULC, 9.750% 4/1/14	897,435

		2,886,892

	Insurance–3.5%
500,000	Allstate, 5.375% 12/1/06	499,179
800,000	Prudential Insurance, 6.375% 7/23/06 (a)	801,919
1,000,000	Unitrin, 5.750% 7/1/07	995,669

		2,296,767

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Corporate Bonds–Investment Grade (continued)
	Medical–2.4%
1,576,000	Millipore, 7.500% 4/1/07	$1,590,178

	Special Purpose Entity–1.5%
1,000,000	Countrywide Capital I, 8.000% 12/15/26	1,007,283

	Technology–1.5%
1,000,000	NCR Corp., 7.125% 6/15/09	1,020,828

	Telecommunications–2.0%
1,200,000	US Unwired, 10.000% 6/15/12	1,332,000

	Total Corporate Bonds–Investment Grade (cost $21,463,623)	21,048,635

Corporate Bonds–Non-Investment Grade–10.0% of Net Assets
	Communications–1.5%
1,000,000	Cox Enterprises, 4.375% 5/1/08 (a)	967,872

	Finance–8.5%
1,000,000	General Motors Acceptance, 6.125% 9/15/06	998,523
1,000,000	General Motors Acceptance, 6.125% 2/1/07	995,880
100,000	First National Bank of Omaha, 7.320% 12/1/10	99,967
1,000,000	Ford Motor Credit, 7.200% 6/15/07	992,630
1,000,000	Ford Motor Credit, 6.500% 1/25/07	998,269
500,000	Ford Motor Credit, 6.625% 6/16/08	475,897
1,000,000	Mainstreet Capital Trust, 8.900% 12/1/27	1,072,290

		5,633,456

	Total Corporate Bonds–Non-Investment Grade (cost $6,716,847)	6,601,328

Mortgage Backed Securities–Investment Grade–11.6% of Net Assets
	Collateralized Mortgage Obligations–11.6%
1,686,226	Bank of America 2004-B 2A2, 4.106% 3/25/34	1,628,411
393,855	Countrywide 2004-15 1A2, 4.944% 9/25/34	394,996
469,188	Countrywide 2004-15 2A2, 5.159% 9/25/34	458,711
493,880	First Franklin Mortgage 2004-FF5 N4, 8.353% 8/25/34 (a)	498,819
743,862	GSR Mortgage 2004-1OF 1A1, 4.500% 8/25/19	732,646
939,689	Harborview Mortgage 2004-4 3A, 2.975% 6/19/34	921,577
1,713,000	Harborview Mortgage 2004-6 5A, 4.691% 8/19/34	1,649,725
546,007	Long Beach Mortgage 2001-4 M2, 6.973% 3/25/32	480,762
957,963	Washington Mutual 2003-AR10 A4, 4.065% 10/25/33	946,415

	Total Mortgage Backed Securities–Investment Grade (cost $7,932,670)	7,712,062

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Mortgage Backed Securities–Non-Investment Grade–0.4% of Net Assets
	Collateralized Mortgage Obligations–0.4%
296,221	Long Beach Mortgage 2001-2 M2, 6.748% 7/25/31	$239,739

	Total Mortgage Backed Securities–Non-Investment Grade (cost $292,715)	239,739

Government Agency Securities–4.2% of Net Assets
1,500,000	Fannie Mae 2003-129 MB, 4.000% 12/25/16 (c)	1,463,930
1,205,831	Small Business Administration 2003-20E 1, 4.640% 5/1/23	1,129,371
169,274	Small Business Administration 2001-P10B, 6.344% 8/1/11	172,328

	Total Government Agency Securities (cost $2,894,134)	2,765,629

Eurodollar Time Deposits–0.1% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated June 30, 2006, 1.800%, maturing at $66,903 on July 3, 2006.	66,893

	Total Investments–99.6% of Net Assets (cost $67,193,168)	66,019,096

	Other Assets and Liabilities, net–0.4% of Net Assets	234,196

	Net Assets	$66,253,292

(a)	These securities are sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 3 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests in U.S. government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and other asset-backed securities. The Fund invests primarily in investment-grade bonds rated BBB- or better (or a comparable rating) by at least one nationally recognized statistical rating agency at the time of purchase, or if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may also invest up to 35% of its assets in below investment grade bonds (rated BB+ or lower or comparable rating, commonly referred to as “junk bonds”), convertible securities and common stocks. The average effective maturity of the Fund’s portfolio will generally be between three and ten years.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select Intermediate Bond Fund’s Class A Shares had a total return of 5.77%, based on net asset value. The Fund’s return surpassed the Lehman Brothers Intermediate U. S. Aggregate Index1 total return of 0.02% during the same period. For Class A Shares, the Fund paid $0.66 per share in dividends from the Fund’s net investment income during the fiscal year ended June 30, 2006.

The Federal Reserve’s rate hike on June 29, 2006 marked the seventeenth consecutive 25 basis point increase, which means the overnight lending rate has been in an upward trend over the last 24 months. Obviously we have been in a very

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE BOND FUND

difficult environment to deliver attractive total returns as evidenced by virtually all fixed income indices.

As we mentioned in our semi-annual report letter, the Fund has benefited from our significant allocation to floating or adjustable rate bonds. In our opinion this upward rate cycle is at or very near its completion and we have focused our attention on finding and adding longer term fixed rate assets. As we have mentioned on many occasions, income production is our primary objective and, with that in mind, we are more concerned about lower, rather that higher, interest rates in 2007.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers Intermediate U. S. Aggregate Index covers securities in the intermediate maturity range of the Lehman Brothers Aggregate Index. The Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U. S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO STATISTICS†

AS OF JUNE 30, 2006

Average Credit Quality	BBB+
Current Yield	6.69%
Yield to Maturity	7.93%
Duration	4.21 Years
Average Effective Maturity	5.62 Years
Total Number of Holdings	157

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF JUNE 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Government Guaranteed	2.1%	A-	8.6%
AAA	8.5%	BBB+	5.5%
AA	4.2%	BBB	34.3%
AA-	2.4%	BBB-	24.1%
A+	2.1%	BB+ or Lower	5.1%
A	2.8%	Not Rated	0.3%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF JUNE 30, 2006

% OF TOTAL INVESTMENTS
Collateralized Debt Obligations	24.3%
Corporate Bonds	19.1%
Collateralized Mortgage Obligations	12.1%
Home Equity Loans	10.7%
Commercial Loans	8.0%
Collateralized Equipment Leases	6.5%
Credit Cards	4.1%
Franchise Loans	3.6%
Short Term Investments	3.6%
Government Agency Securities	2.6%
Manufactured Housing Loans	2.1%
Other	1.7%
Certificate-Backed Obligations	1.6%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to June 30, 2006 compared to the Lehman Brothers Intermediate U. S. Aggregate Index1.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to June 30, 2006 compared to the Lehman Brothers Intermediate U. S. Aggregate Index1.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to June 30, 2006 compared to the Lehman Brothers Intermediate U. S. Aggregate Index1.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF JUNE 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	0.56%	3.66%	6.77%	7.29%
(EXCLUDING SALES LOAD)	2.61%	5.77%	7.20%	7.59%
CLASS C SHARES***	1.52%	4.46%	6.83%	7.22%
(EXCLUDING CDSC)	2.54%	5.51%	6.83%	7.22%
CLASS I SHARES	2.84%	6.14%	7.48%	7.87%
LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX[1]	-0.13%	0.02%	4.66%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Lehman Brothers Intermediate U. S. Aggregate Index covers securities in the intermediate maturity range of the Lehman Brothers Aggregate Index. The Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U. S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Investment Grade–58.0% of Net Assets
	Auto Dealerships–0.4%
2,599,984	Falcon Franchise 2003-1 A, 4.856% 1/5/25 (a)	$2,491,443

	Certificate-Backed Obligations–1.5%
5,587,404	Legacy Benefits 2004-1 A, 5.350% 2/10/39 (a)	5,180,475
4,975,224	Muzinich II Limited 1A A2, 7.150%, 3/15/11 (a)	5,171,148

		10,351,623

	Collateralized Debt Obligations–22.8%
6,250,000	Alesco Preferred Funding LTD 11 A D, 8.291% 12/23/36 (a)	6,103,750
5,000,000	Arlington Street 1A A3, 7.860% 6/10/12 (a)	5,225,000
6,505,717	CDO Repackaging Trust Series 2006-A 1, 6.868% 1/17/36 (a)	6,489,453
5,000,000	Charles River CDO 1X BV, 8.230% 12/9/37	4,900,000
5,495,851	Diversified Asset Securitization 1A A1, 7.873% 9/15/35	5,683,592
6,315,744	E-Trade 2004-1A COM1, 2.000% 1/10/40	6,378,902
3,000,000	Grand Avenue 2005-1A C0MB, 1.913% 4/5/46	2,820,000
4,984,603	Grand Avenue 2005-1A D, 7.800% 4/5/46 (a)	4,760,296
9,500,000	GSC Partners CDO 2006-7A COM2, 4.397% 5/25/20 (a)	9,310,000
14,000,000	G Square Finance 2006-1A C1, 6.537% 4/5/51 (a)	13,755,000
4,906,250	Inman Square Funding 2005-2X IV, 8.960% 10/6/40	4,844,922
11,000,000	JER 2005-1 A D, 6.440% 11/20/43 (a)	10,446,810
6,000,000	Linker Finance PLC 16A E, 8.752% 5/19/45 (a)	5,820,000
5,000,000	Magmo CDO 1A B2, 7.329% 11/15/12 (a)	4,625,000
3,997,905	MKP 5A E, 8.260% 1/06/46 (a)	3,924,823
3,000,000	Orchid III Pool, 8.664% 1/06/46 (a)	3,000,000
8,000,000	Palmer Square 2A CN, 6.000%, 11/2/45 (a)	7,960,000
2,400,000	Restructured Asset Backed 2003-3A A3, 5.378% 1/29/22 (a)	2,069,184
7,000,000	Static Repackaging Trust 2005-1A D, 8.835% 3/27/40 (a)	6,930,000
5,000,000	Taberna Preferred Funding 2005-3A D, 7.800% 2/5/36 (a)	5,000,000
8,500,000	Taberna Preferred Funding 2006-1A B1, 7.900% 8/05/36 (a)	8,412,620
7,000,000	Taberna Preferred Funding 2006-6A, Zero Coupon Bond 12/5/36 (a)	6,960,800
12,000,000	Trapecz LLC 2006-10 A D2, 8.700% 6/6/41 (a)	12,000,000
5,000,000	Vertical 2006 CR1A F, 7.580% 4/22/46 (a)	5,000,000

		152,420,152

	Commercial Loans–7.6%
	Bear Stearns Mortgage 2000-WF1 X, 0.426% 2/15/32 interest-only strips	1,075,815
	Commercial Capital 3A X, 2,855.205% 2/15/09 interest-only strips (a)	1,615,779
12,830,000	GMAC Commercial Mortgage 2004-C3 H, 5.563%, 12/10/41 (a)	11,152,606
1,930,720	Greenwich Capital 2003-FL1 M, 6.482% 7/5/18 (a)	1,930,585
7,000,000	GS Mortage Securities Corp 2006-GG6 A4, 5.553% 4/10/38	6,893,530
66,149	Heller Mortgage 1999-PH1 A1, 6.500% 5/15/31	66,047
	Legg Mason 2003-20 A, 4.856% 7/25/21 interest-only strips (a)	387,644

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Investment Grade (continued)
	Commercial Loans (continued)
	Merrill Lynch Mortgage 1998-C1, 0.817% 11/15/26 interest-only strips	$2,747,166
2,788,000	Morgan Stanley Capital 2003-IQ5 G, 6.016%, 4/15/38 (a)	2,616,315
19,276,000	Morgan Stanley Capital 1998-XL1 H, 7.060% 6/03/30 (a)	19,199,667
	Salomon Brothers Mortgage 2001-C2 X1, 0.522% 11/13/11 interest-only strips (a)	2,611,472

		50,296,626

	Credit Cards–4.2%
5,000,000	Curzon Funding HZ05-1 D, 7.949%, 2/1/95	4,962,500
12,000,000	North Street 2000-2A C, 6.876% 10/30/11 (a)	10,170,000
4,000,000	North Street 2000-1A A, 5.849% 4/28/11 (a)	3,705,000
11,000,000	North Street 2000-1A B 6.176% 4/28/11 (a)	9,075,000

		27,912,500

	Equipment Leases–5.4%
18,841,865	Aerco Limited 2A A3, 5.659% 7/15/25 (a)	16,345,324
14,715,113	Aviation Capital 2005-3A C1, 8.573% 12/25/35 (a)	14,899,055
16,000,000	United Capital Aviation Trust 2005-1 B1A, Zero Coupon Bond 7/15/31 (a)	4,718,720

		35,963,099

	Franchise Loans–3.3%
593,628	Atherton Franchisee 1998-A A2, 6.720% 5/15/20 (a)	592,699
1,000,000	Atherton Franchisee 1998-A B, 6.850% 5/15/20 (a)	975,711
8,004,472	Atherton Franchisee 1999-A A2, 7.230% 4/15/12 (a)	8,104,596
	FFCA Secured Lending 1998-1, 1.219% 10/18/25 interest-only strips (a)	142,190
	FMAC Loan Trust 1997-A AX, 2.149% 4/15/19 interest-only strips (a)	884,252
5,273,000	FMAC Loan Trust 1997-A C, 7.900% 4/15/19 (a)	4,897,668
	FMAC Loan Trust 1997-C AX, 6.628% 12/15/19 interest-only strips (a)	122,819
	Franchise Loan Trust 1998-I AX, 1.757% 7/15/20 interest-only strips (a)	1,705,809
2,416,802	Peachtree Franchise 1999-A A1, 6.680% 1/15/21 (a)	2,426,326
	Peachtree Franchise 1999-A AX, 0.816% 1/15/21 interest-only strips (a)	2,271,939

		22,124,009

	Home Equity Loans–9.8%
679,917	Aames Mortgage Trust 2001-3 B, 7.130% 11/25/31	659,520
2,434,000	Ace Securities 2004-IN1 M6, 8.823% 5/25/34	2,480,319
5,000,000	Ace Securities 2005-HE2 M10, 8.573% 4/25/35	4,514,700
2,000,000	AABST 2004-2 B3, 9.073% 6/25/34	1,990,000
2,589,428	Asset Securitization 2003-HE1 M4, 9.699% 1/15/33	799,486
13,131,000	GSAMP 2006-S2 M7, 7.250% 1/25/36	12,578,448
4,000,000	Home Equity Asset Trust 2003-4 B 2, 9.322% 10/25/33	4,050,000
3,375,000	Lake Country Mortgage 2005-HE1 M8, 8.573% 12/25/32 (a)	3,308,040
3,000,000	Long Beach Holdings 2005-1 N2, 6.170% 2/25/35 (a)	3,000,000

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Investment Grade (continued)
	Home Equity Loans (continued)
3,009,000	Master Securities 2004-HE1 M11, 8.823% 9/25/34	$2,866,073
2,982,000	Meritage Mortgage Loan Trust 2005-3 B2, 8.323%, 1/25/36 (a)	2,416,344
1,563,995	Morgan Stanley 2002-NC3 B1, 7.423% 8/25/32	1,574,255
7,215,993	Morgan Stanley 2006-2NA N1, 6.250% 2/25/36 (a)	7,215,993
3,853,000	Renaissance Home Equity 2003-3 M6, 6.250% 12/25/33	3,811,349
3,253,056	SB Finance 2005-KS6N A1A, 4.750% 7/25/35 (a)	3,224,592
70,487	Sharps Trust 2003-6HEN N, 7.250% 11/25/33 (a)	68,649
3,500,000	Soundview 2005-A M11, 8.323% 4/25/35 (a)	3,094,210
8,050,000	Terwin Mortgage 2005-5SL B3, 5.500% 5/25/35 (a)	7,833,294

		65,485,272

	Small Business Loans–1.2%
3,281,939	ACLC Business Trust 1998-2 A3, 6.686% 4/15/20 (a)	3,254,413
4,999,690	ACLC Business Trust 1999-2 B, 8.745% 1/15/21 (a)	4,988,192

		8,242,605

	Manufactured Housing Loans–1.8%
12,202,434	Mid-State Trust 2005-1 B, 7.758% 1/15/40	11,858,936

	Total Asset Backed Securities–Investment Grade (cost $389,716,436)	387,146,265

Asset Backed Securities–Non-Investment Grade–5.2% of Net Assets
	Auto Dealerships–0.1%
1,000,000	Falcon Franchise Loan 2003-1 D, 7.836% 1/5/25 (a)	838,250

	Collateralized Debt Obligations–1.7%
6,500,000	Alesco Preferred Funding 8A D1, 7.799% 12/23/35 (a)	6,488,300
5,151,913	MKP 4A CS, 2.000% 7/12/40 (a)	4,960,210

		11,448,510

	Commercial Loans–0.6%
3,750,000	Lehman Brothers 2002-LLFA L, 6.599% 6/14/17 (a)	3,671,554

	Equipment Leases–1.2%
1,000,000	Aircraft Finance Trust 1999-1A A1, 5.679% 5/15/24	695,000
10,000,000	Lease Investment Flight Trust 1 A1, 5.589% 7/15/31	7,125,000

		7,820,000

	Franchise Loans–0.3%
	FMAC Loan Trust 1997-B AX, 6.294% 9/15/19 interest-only strips (a)	370,106
	FMAC Loan Trust 1998-CA AX, 1.837% 9/15/18 interest-only strips (a)	1,925,193

		2,295,299

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans–1.0%
2,136,485	Aames Mortgage Trust 2001-2 B, 7.367% 8/25/31	$491,392
1,916,941	Delta Funding Home Equity 2000-1 B, 8.090% 5/15/30	1,400,670
4,000,000	Merrill Lynch Mortgage 2005-SL1 B5, 8.823% 6/25/35 (a)	3,520,000
1,227,294	Sharps Trust 2005-HE1N NB, 10.000% 2/25/35 (a)	1,165,782

		6,577,844

	Manufactured Housing Loans–0.3%
870,000	Conseco Finance 2002-2 M2, 9.163% 3/1/33	631,714
1,269,486	Oakwood Mortgage 2001-B A2, 5.574% 3/15/18 (a)	1,104,820
300,000	UCFC Manufactured Housing 1996-1 M, Zero Coupon Bond 1/15/28	189,000

		1,925,534

	Total Asset Backed Securities–Non-Investment Grade (cost $36,886,033)	34,576,991

Corporate Bonds–Investment Grade–18.1% of Net Assets
	Communications–1.0%
7,000,000	Telefonica Emisiones, 7.045% 6/20/36	6,851,810

	Consumer Goods–1.3%
5,000,000	Deluxe, 5.000%, 12/15/12	4,143,210
5,000,000	Stanley Works Capital I, 5.902% 12/01/45 (a)	4,663,890

		8,807,100

	Electronics–0.8%
5,000,000	Ametek, 7.200% 7/15/08	5,086,315

	Finance–3.5%
4,500,000	Ace Ina Holdings, 6.700% 5/15/36	4,284,000
5,500,000	BB&T Capital Trust I, 5.850%, 8/18/35	4,892,030
1,197,000	Countrywide Capital, 8.000% 12/15/26	1,205,718
4,250,000	Endurance Specialty Holding, 7.000% 7/15/34	4,054,713
6,000,000	HBOS PLC, 6.413% 9/29/49 (a)	5,330,040
4,000,000	SLM, 5.480% 1/31/14	3,784,600

		23,551,101

	Hotels–0.2%
1,500,000	Hospitality Properties, 7.000% 3/1/08	1,524,048
	Insurance–0.5%
3,500,000	Principal Life, 5.600% 3/1/12	3,230,570
	Materials–1.5%
5,000,000	Ispat Inland, 9.750%, 4/1/14	5,512,500
4,910,000	Sappi Papier Holding, 6.750%, 6/15/12 (a)	4,593,339

		10,105,839

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Corporate Bonds–Investment Grade (continued)
	Medical–1.3%
3,250,000	Millipore, 7.500% 4/1/07	$3,279,237
5,000,000	Universal Health Services, 7.125% 6/30/16	5,008,550

		8,287,787

	Retail–0.8%
5,550,000	Autozone, 4.750% 11/15/10	5,214,064

	Special Purpose Entities–6.9%
10,000,000	Duane Park I, 7.500% 6/27/16 (a)	10,000,000
7,500,000	Hybrid Capital, 8.000% 4/29/49	7,490,400
4,000,000	Incaps Funding II, 6.968% 1/15/34 (a)	3,960,000
490,339	MM Community Funding I, 8.030% 6/15/31 (a)	522,376
4,000,000	Preferred Term Securities, 9.021% 12/11/32 (a)	4,130,000
3,000,000	Racers Float 2005-3-TR, 8.068% 10/15/13	2,988,750
7,000,000	Rally CDO, 6.499%, 3/30/10 (a)	6,930,000
10,000,000	Two Rock Pass, 6.102% 12/31/49 (a)	10,050,000

		46,071,526

	Technology–0.3%
2,000,000	NCR, 7.125%, 6/15/09	2,041,656

	Total Corporate Bonds–Investment Grade (cost $123,488,059)	120,771,816

Corporate Bonds–Non-Investment Grade–1.1% of Net Assets
	Automotives–0.5%
4,000,000	Ford Motor Credit, 6.625% 6/16/08	3,807,176

	Finance–0.5%
3,250,000	First National Bank Omaha, 7.320% 12/1/10	3,248,928

	Special Purpose Entity–0.1%
564,825	Kroger Company, 8.500% 7/15/17 (a)	577,534

	Total Corporate Bonds–Non-Investment Grade (cost $7,831,217)	7,633,638

Mortgage Backed Securities–Investment Grade–11.1% of Net Assets
	Collateralized Mortgage Obligations–11.1%
4,910,841	Countrywide Alternative Loan 2005-24 1B2, 6.143% 7/20/35	4,665,299
10,972,671	Countrywide Alt. Loan Trust 2005-58 B2, 7.017% 12/20/35	10,808,082
12,000,000	Countrywide Alt. Loan Trust 2006-6CB 1A5, 5.500% 05/25/36	10,798,800
1,852,049	First Franklin Mortgage 2004-FF5 N4, 8.353% 8/25/34 (a)	1,870,570
4,000,000	Greenpoint Manufactured Housing 2005-HE1 M-8, 8.573% 9/25/34	3,962,520
	Harborview Mortgage 2003-2 1X, 1.303% 10/19/33 interest-only strips	305,912

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Mortgage Backed Securities–Investment Grade (continued)
	Collateralized Mortgage Obligations (continued)
	Harborview Mortgage 2004-1 X, 0.994% 4/19/34 interest-only strips	$262,874
	Harborview Mortgage 2004-8 X, 0.771% 11/19/34 interest-only strips	713,178
7,974,260	Harborview Mortgage 2006-4 B10, 7.002% 5/19/47	6,759,462
8,856,486	Impac Secured Assets 2005-1 B3, 5.874% 7/25/35	8,890,760
3,166,840	Long Beach Mortgage 2001-4 M2, 6.973% 3/25/32	2,788,419
3,000,000	Long Beach Mortgage 2004-4 M10, 5.844% 10/25/34	3,037,500
	Mellon Residential 2004-TBC1 X, 0.167% 2/26/34 interest-only strips (a)	729,460
5,000,000	Meritage Mortgage 2005-2 M11, 8.323% 11/25/35	4,135,150
9,500,000	Park Place Securities 2005-WHQ2 M11, 7.823% 5/25/35	8,431,250
1,674,900	SACO I 2000-3A 1B3, 7.823% 9/25/40 (a)	1,663,626
274,674	Sail Net Interest Margin Notes 2004-5A B, 6.750% 6/27/34 (a)	275,360
273,483	Salomon Brothers Mortgage 2000-1 B1, 9.000% 3/25/22	272,440
3,000,000	Soundview 2005-OPT1 M10, 8.573% 6/25/35	2,730,000
1,146,192	Structured Asset 1999-SP1, 9.000% 5/25/29	1,133,179

	Total Mortgage Backed Securities–Investment Grade (cost $76,551,354)	74,233,841

Mortgage Backed Securities–Non-Investment Grade–1.1% of Net Assets
	Collateralized Mortgage Obligations–1.1%
4,560,001	Long Beach Mortgage 2001-2 M2, 6.748% 7/25/31	3,690,527
3,725,000	Sasco Net Interest Margin Trust 2003-BC2 N3, Zero Coupon Bond 2/27/33 (a)	3,371,125

	Total Mortgage Backed Securities–Non-Investment Grade (cost $8,081,966)	7,061,652

Government Agency Securities–2.7% of Net Assets
1,500,000	Federal Home Loan Bank, Zero Coupon Bond 3/16/20	1,134,375
	Fannie Mae 1997-M6, 0.909% 3/17/37 interest-only strips (c)	396,750
	Fannie Mae 1999-M3 N, 0.791% 6/25/38 interest-only strips (c)	933,326
	GNMA 2002-28, 1.137% 1/16/42 interest-only strips (c)	740,374
	GNMA 2003-7 IP, 5.500% 10/16/25 interest-only strips (c)	29
213,950	Small Business Administration 1994-20J 1, 8.300% 10/1/14	223,600
129,651	Small Business Administration 1997-20D 1, 7.500% 4/1/17	134,443
79,436	Small Business Administration 2000-20B 1, 7.730% 2/1/20	84,032
128,803	Small Business Administration 2000-20D 1, 7.470% 4/1/20	134,904
2,018,664	Small Business Administration 2001-20J 1, 5.760% 10/1/21	2,021,749
6,880,474	Small Business Administration 2003-20E 1, 4.640% 5/1/23	6,444,190
609,387	Small Business Investment Companies 2001-P10B 1, 6.344% 8/1/11	620,382
1,420,136	Small Business Investment Companies 2002-P10A 1, 6.030% 2/10/12	1,469,841

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Government Agency Securities (continued)
1,404,618	Small Business Investment Companies 2003-P10A 1, 4.524% 2/10/13	$1,420,856
1,979,723	Small Business Investment Companies 2004-P10A 1, 4.504% 2/10/14	1,979,723

	Total Government Agency Securities (cost $20,387,260)	17,738,574

Eurodollar Time Deposits–1.4% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated June 30, 2006, 4.050%, maturing at $9,550,155 on July 3, 2006.	9,546,933

Repurchase Agreement–2.3% of Net Assets
	Repurchase agreement with GX Clark, 4.750%, dated June 30, 2006 to be repurchased at $15,005,938 on July 3, 2006, collaterized by a $15,307,693 U.S. Treasury note with maturity of August 15, 2023.	15,000,000

	Total Investments–101.0% of Net Assets (cost $687,489,258)	673,709,710

	Other Assets and Liabilities, net–(1.0)% of Net Assets	(6,692,152)

	Net Assets	$667,017,558

(a)	These securities are sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund's investment adviser.

(b)	See Note 3 of accompanying Notes to Financial Statements regarding valuation of securities.

(c)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U. S. government.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select High Income Fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as “junk bonds”). The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests primarily in below investment-grade bonds rated CCC- or better (or a comparable rating) by at least one nationally recognized statistical rating agency at the time of purchase, or if unrated, determined by the Fund’s investment adviser to be of comparable quality. The types of debt securities in which the Fund invests include bonds, debentures, notes, mortgage-backed and other asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations. The Fund may also invest up to 20% of its assets in foreign debt and also equity securities, including common stock, preferred stock and convertible preferred securities. The average effective maturity of the Fund’s portfolio will generally be between three and fifteen years. The Fund is closed to new investors.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select High Income Fund’s Class A Shares had a total return of 10.13%, based on net asset value. The Fund’s return surpassed the Lehman Brothers Ba U.S. High Yield Index1 total return of 2.47% during the same period. For Class A Shares, the Fund paid $1.11 per share in dividends from the Fund’s net investment income and $0.12 per share in distributions from capital gains during the fiscal year ended June 30, 2006.

Until recently, scarcity of attractive investment ideas in the high-yield market has been an issue. Strong economic conditions and continued low default rates encouraged more speculative buying resulting in bullish underlying bids for bonds.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

However, some consternation has crept into the markets due to the Federal Reserve’s desire to keep economic growth at moderate levels and a lid on inflation via increases in the Fed Funds rate. New untested leadership at the Fed has also contributed to the weakness. The result has been general price weakness across almost all asset classes.

For some, market weakness may seem unsettling, but we sense new opportunities will emerge over the next several quarters. During the past few years, corporate high-yield bond default rates have held at relatively low levels. Default rates should swing back up as the economy cools and capital market funding sources dry up. As disciplined capital allocators, we patiently await selected fear driven “sell everything at any price” opportunities often created in high default rate environments. Already, weakness in the domestic automotive industry has presented us with several such opportunities—a few of which we are pursuing. These investments are based upon our assessment of the risk/reward scenario of each individual situation and we will trade them opportunistically. When new default situations arise in other sectors of the corporate high-yield market, we plan to seize upon selected investment ideas and deploy your capital accordingly.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO STATISTICS†

AS OF JUNE 30, 2006

Average Credit Quality	BB-
Current Yield	10.92%
Yield to Maturity	12.88%
Duration	3.61 Years
Average Effective Maturity	4.81 Years
Total Number of Holdings	315

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF JUNE 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	2.4%	B	9.6%
AA	0.5%	CCC	19.6%
A	1.4%	CC	2.0%
BBB	12.8%	D	1.1%
BB	31.6%	Not Rated	19.0%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF JUNE 30, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	26.4%
Collateralized Mortgage Obligations	17.0%
Equipment Leases	14.5%
Home Equity Loans	13.8%
Common Stocks	9.3%
Collateralized Debt Obligations	6.7%
Short Term Investments	4.0%
Franchise Loans	2.6%
Certificate-Backed Obligations	2.2%
Preferred Stocks	1.6%
Commercial Loans	1.0%
Other	0.9%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to June 30, 2006 compared to the Lehman Brothers Ba U.S. High Yield Index.1

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to June 30, 2006 compared to the Lehman Brothers Ba U.S. High Yield Index.1

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to June 30, 2006 compared to the Lehman Brothers Ba U.S. High Yield Index.1

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF JUNE 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	3.01%	7.38%	11.98%	12.84%
(EXCLUDING SALES LOAD)	5.65%	10.13%	12.55%	13.23%
CLASS C SHARES***	4.34%	8.48%	11.99%	12.67%
(EXCLUDING CDSC)	5.39%	9.58%	11.99%	12.67%
CLASS I SHARES	5.78%	10.40%	12.82%	13.50%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX[1]	1.86%	2.47%	6.94%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Investment Grade–5.7% of Net Assets
	Collateralized Bond Obligations–0.6%
8,575,000	Barton Springs 2005-1-C2, 8.000% 12/20/10 (a)	$7,588,875

	Collateralized Debt Obligations–1.9%
10,550,000	Commodore 1A C, 7.970% 2/28/37 (a)	6,119,000
5,000,000	Palmer Square 2A CN, 12.000% 11/2/45 (a)	4,975,000
10,000,000	Taberna Preferred Funding Ltd. 2006-6A COM, Zero Coupon Bond 12/5/36	9,944,000
2,000,000	Trapeza CDO LLC 2006-10A, Zero Coupon Bond 6/6/41	1,940,000

		22,978,000

	Commercial Loans–0.3%
	Asset Securitization 1996-D2 ACS2, 1.313% 2/14/29 interest-only strips	42,056
	Atherton Franchisee 1999-A AX, 1.081% 3/15/19 interest-only strips (a)	956,817
	Merrill Lynch Mortgage 1998-C1, 0.817% 11/15/26 interest-only strips	3,085,161

		4,084,034

	Equipment Leases–0.5%
3,100,561	Aerco Limited 2A A3, 5.659% 7/15/25 (a)	2,689,737
41,000,000	Airplane Repackaged Security 2004-1, Zero Coupon Bond 6/16/31(a)	2,665,000

		5,354,737

	Franchise Loans–0.5%
	FMAC Loan Trust 1997-A AX, 2.149% 4/15/19 interest-only strips (a)	1,696,939
	FMAC Loan Trust 1997-C AX, 6.628% 12/15/19 interest-only strips (a)	491,275
	Franchise Loan Trust 1998-I AX, 1.757% 7/15/20 interest-only strips (a)	3,912,719

		6,100,933

	Home Equity Loans–1.9%
3,000,000	Ace Securities 2004-HE4 M11, 8.823% 12/25/34	2,807,820
2,250,000	Ameriquest Mortgage 2003-8 MV6, 9.073% 10/25/33	2,277,392
4,250,000	Countrywide Asset-Backed Certificates 2006-SPS1, 7.000% 12/25/25	3,620,958
6,990,000	Merrill Lynch Mortgage 2005-ACR1 B4, 7.841% 6/28/35 (a)	6,465,750
5,527,000	Merrill Lynch Mortgage 2005-M1, 7.323% 5/25/36	4,447,466
4,000,000	Soundview 2005-A B1, 8.323% 4/25/35 (a)	3,200,000

		22,819,386

	Total Asset Backed Securities–Investment Grade (cost $71,377,071)	68,925,965

Asset Backed Securities–Non-Investment Grade–35.5% of Net Assets
	Certificate-Backed Obligations–2.2%
6,000,000	INCAPS Funding II, 15.000% 1/15/34 (a)	5,400,000
6,189,000	MM Community Funding IX, 10.000% 5/1/33 (a)	4,827,420
1,000,000	MM Community Funding, 10.000% 8/1/31 (a)	850,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Certificate-Backed Obligations (continued)
3,000,000	Preferred Term Securities II, 12.000% 5/22/33 (a)	$1,983,420
2,000,000	Preferred Term Securities XXI, 10.000% 3/22/38 (a)	2,045,980
6,000,000	Preferred Term Securities XXII, 9.070% 9/22/36 (a)	5,928,000
708,628	Seneca CBO III Ltd., Zero Coupon Bond 12/12/12 (a)	425,177
2,000,000	TPREF Funding I, 10.000% 10/15/32 (a)	1,260,000
1,300,000	TPREF Funding II, 15.000% 11/15/32 (a)	871,000
3,000,000	TPREF Funding III, 11.000% 1/15/33 (a)	2,430,000

		26,020,997

	Collateralized Debt Obligations–4.7%
1,500,000	AIMCO 2000-AA D, 11.314% 8/22/12 (a)	1,370,625
5,000,000	Babson CLO Limited 2005-1A SUB, Zero Coupon Bond 4/15/19	4,806,250
5,000,000	Centurion CDO II Limited 1AD1, 12.770% 11/12/12 (a)	5,450,000
3,328,167	Cigna CDO 2000-1A B1, 6.520% 8/28/12 (a)	2,498,222
9,000,000	Diversified Asset Securitization Holdings2 1A B1, 9.712% 9/15/35 (a)	4,455,000
2,000,000	Goldentree Capital 2006-1A E, 10.940% 2/22/20 (a)	1,938,800
4,000,000	Grand Avenue CDO 2005-1A E2, 10.500% 4/5/46 (a)	4,000,000
7,000,000	GSC Partners CDO Fund Ltd 2006-7A COM1, 5.075% 5/25/20 (a)	6,860,000
5,863,528	Hewett's Island 2004-1A COM, 9.000% 12/15/16	5,746,257
3,400,000	Latitude CLO Ltd 2005-1X SUB, Zero Coupon Bond 12/15/17	3,157,750
4,000,000	Rosedale CLO Ltd I-A II, 5.146% 7/26/21 (a)	3,840,000
7,000,000	Stanfield 2A D1, 11.168% 4/15/15 (a)	7,035,000
6,000,000	Veritas 2006-2A, 15.000% 7/11/21 (a)	5,760,000

		56,917,904

	Commercial Loans–0.7%
224,694	CS First Boston Mortgage 1995-WF1 G, 8.570% 12/21/27	213,306
10,000,000	Merrill Lynch Mortgage 1998-C1 F, 6.250% 11/15/26	5,713,800
5,000,000	North Street Referenced Linked Notes 2000-1A D1, 7.726% 4/28/11 (a)	2,250,000

		8,177,106

	Equipment Leases–13.9%
11,454,300	Aerco Limited 1X C1, 6.549% 7/15/23	4,252,409
4,617,582	Aerco Limited 2A C2, 7.249% 7/15/25 (a)	1,431,451
49,500,000	Aircraft Finance Trust 1999-1A A1, 5.679% 5/15/24	34,402,500
62,000,000	Airplanes Pass Through Trust 2001-1A A9, 5.749% 3/15/19	38,440,000
2,036,366	DVI Receivables 2001-2 A3, 3.519% 11/11/09	1,669,820
3,912,213	DVI Receivables 2001-2 A4, 4.613% 11/11/09	3,247,137
17,275,005	DVI Receivables 2002-1 A3A, 5.520% 6/11/10	11,056,003
2,440,685	DVI Receivables 2002-2 C, 4.340% 9/12/10	1,342,377
38,075,000	Lease Investment Flight Trust 1 A1, 5.589% 7/15/31	27,128,437
3,000,000	Lease Investment Flight Trust 1 A2, 5.629% 7/15/31	2,175,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Equipment Leases (continued)
13,000,000	Pegasus Aviation Lease 1999-1A B1, 6.300% 3/25/29 (a)	$2,776,800
5,214,748	Pegasus Aviation Lease 2000-1 A1, 5.948% 3/25/15 (a)	3,272,254
7,900,000	Pegasus Aviation Lease 2000-1 A2, 8.370% 3/25/30 (a)	5,065,322
45,000,000	Pegasus Aviation Lease 2001-1A A1, 5.650% 5/10/31 (a)	27,450,000
3,644,191	Pegasus Aviation Lease 2001-1A A3, 5.850% 3/10/14 (a)	3,197,778
10,552,752	Pegasus Aviation Lease 2001-1A B1, 6.670% 5/10/31 (a)	422,110
3,517,584	Pegasus Aviation Lease 2001-1A B2, 7.270% 5/10/31 (a)	140,703

		167,470,101

	Franchise Loans–2.1%
4,154,000	ACLC Business Loan Receivables Trust 1998-2 B, 6.850% 4/15/20 (a)	3,793,931
3,679,000	Falcon Franchise Loan 2000-1 F, 6.500% 11/5/17 (a)	2,120,392
2,809,000	Falcon Franchise Loan 2001-1 E, 6.500% 1/5/23	1,844,586
2,000,000	Falcon Franchise Loan 2001-1 F, 6.500% 1/5/23	1,176,060
6,348,000	Falcon Franchise Loan 2003-1 F, 6.000% 1/5/25 (a)	3,205,296
	FMAC Loan Trust 1996-B AX, 2.792% 11/15/18 interest-only strips (a)	1,986,447
	FMAC Loan Trust 1997-B AX, 6.294% 9/15/19 interest-only strips (a)	1,343,124
	FMAC Loan Trust 1998-CA AX, 1.837% 9/15/18 interest-only strips (a)	2,770,070
	FMAC Loan Trust 1998-BA AX, 2.259% 11/15/20 interest-only strips (a)	3,071,329
4,566,000	Peachtree Franchise Loan LLC 1999-A B, 7.550% 1/15/21 (a)	3,672,297

		24,983,532

	Home Equity Loans–11.8%
6,468,000	Ace Securities 2004-HE4 B, 8.823% 12/25/34 (a)	5,433,120
7,000,000	Ace Securities 2005-HE5 B2, 8.323% 8/25/35 (a)	5,495,000
5,645,000	Ace Securities 2005-HE6 B1, 8.323% 10/25/35 (a)	4,403,100
5,000,000	Ace Securities 2005-HE2 B1, 8.573% 4/25/35 (a)	4,131,250
3,292,000	Asset Backed Securities Corp Home Equity 2005-HE4 M12, 7.823% 5/25/35 (a)	2,843,465
6,000,000	Asset Backed Securities Corp Home Equity 2005-HE5 M12, 8.323% 6/25/35 (a)	5,070,000
3,365,000	Asset Backed Securities Corp Home Equity 2006-HE4 M9, 7.823% 5/25/36 (a)	3,009,050
413,121	Conseco Finance 2001-C B2, 9.199% 8/15/33	398,649
4,967,085	Delta Funding Home Equity 1997-3 B1F, 7.650% 10/25/28	3,935,024
7,000,000	Equifirst Mortgage 2004-2 B2, 8.723% 7/25/34 (a)	5,915,000
1,275,000	Equifirst Mortgage 2005-1 B3, 8.573% 4/25/35 (a)	1,048,687
2,000,000	Equifirst Mortgage 2005-1 B4, 8.573% 4/25/35 (a)	1,640,000
9,000,000	Fremont Home Equity 2005, 7.573% 7/25/35 (a)	6,615,000
3,620,500	Fremont NIM Trust 2005-2 N3, 7.500% 6/25/35 (a)	3,272,027
4,786,000	GSAMP Trust 2006-S1 B2, 7.900% 11/25/35	4,098,012
8,401,000	GSAMP Trust 2006-S3 B2, 7.000% 5/25/36	6,804,642
4,000,000	Home Equity Asset Trust 2005-6 B4, 8.323% 12/25/35	3,315,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans (continued)
4,435,000	Master Asset Backed Securities Trust 2005-FRE1 M10, 7.823% 10/25/35 (a)	$3,592,350
3,750,000	Master NIM Trust 2004-CI4 N2, 9.000% 4/26/34 (a)	3,750,000
4,139,000	Merrill Lynch Mortgage 2005-SL1 B5, 8.823% 6/25/35 (a)	3,642,320
3,200,000	Nomura Home Equity Loan Inc. 2005-HE1 B1, 7.773% 9/25/35	2,840,000
6,082,000	Structured Asset Securities Corporation 2005-S6 B3, 7.823% 11/25/35 (a)	5,040,457
13,512,500	Terwin Mortgage 2006-R3, 6.290% 6/26/37(a)	11,045,118
7,490,073	Terwin Mortgage 2005-11SL B7, 5.000% 11/25/36 (a)	6,254,211
	Terwin Mortgage 2005-3SL B6, 11.500% 3/25/35 interest-only strips	1,299,161
15,000,000	Terwin Mortgage 2005-R1, 5.000% 12/28/36 (a)	11,137,500
8,206,124	Terwin Mortgage 2005-7SL, 7.450% 7/25/35 (a)	7,149,586
10,000,000	Terwin Mortgage 2006-1 2B5, 5.000% 1/25/37 (a)	8,180,000
12,799,000	Terwin Mortgage 2006-R2 A, 2.351% 12/25/36 (a)	10,838,705

		142,196,434

	Recreational Equipment–0.1%
939,014	Green Tree Recreational Equipment 1996-C CTFS, 7.650% 10/15/17	912,428

	Total Asset Backed Securities–Non-Investment Grade (cost $443,323,372)	426,678,502

Corporate Bonds–Non-Investment Grade–26.2% of Net Assets
	Automotives–2.8%
1,800,000	Cooper Standard Auto, 8.375% 12/15/14	1,420,290
3,325,000	Dana Corporation, Zero Coupon Bond 3/15/10 in default (c)	2,926,000
4,700,000	Dana Corporation, Zero Coupon Bond 1/15/15 in default (c)	3,548,500
4,350,000	Delco Remy International Inc, 11.000% 5/1/09	2,544,750
1,900,000	Delphi Auto Systems, Zero Coupon Bond 5/1/29 in default (c)	1,482,000
7,900,000	Dura Operating, 9.000% 5/1/09	4,147,500
3,450,000	Federal-Mogul Co, Zero Coupon Bond 1/15/09 in default (c)	2,070,000
2,375,000	Ford Motor, 9.215% 9/15/21	1,876,250
1,687,000	Ford Motor, 9.980% 2/15/47	1,358,035
4,575,000	General Motors, 8.375% 7/15/33	3,682,875
5,725,000	Metaldyne Corp., 11.000% 6/15/12	4,866,250
3,750,000	Metaldyne Corporation, 10.000% 11/1/13 (a)	3,628,125

		33,550,575

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Business Services–2.6%
3,250,000	Comforce Operating, 12.000% 12/1/07	$3,254,062
8,000,000	Continental Global, 9.000% 10/1/08	7,660,800
7,150,000	Danka Business, 11.000% 6/15/10	5,934,500
6,850,000	MSX International, 11.000% 10/15/07	6,576,000
4,850,000	MSX International, 11.375% 1/15/08	3,284,129
5,450,000	Penton Media, 10.375% 6/15/11	5,150,250

		31,859,741

	Electronics–0.9%
10,415,000	Motors and Gears, 10.750% 11/15/06	10,362,925

	Finance–1.1%
5,889,000	Advanta Capital Trust I, 8.990% 12/17/26	5,933,168
2,450,000	Altra Industrial Motion, 9.75% 12/1/11	2,462,250
7,075,000	Banctec, 7.500% 6/1/08	5,247,457

		13,642,875

	Food–0.7%
4,175,000	Eurofresh Inc, 11.500% 1/15/13 (a)	4,154,125
7,075,000	Merisant, 9.500% 7/15/13 (a)	4,457,250

		8,611,375

	Forestry–0.3%
4,625,000	Millar Western, 7.750% 11/15/13	3,515,000

	Health Care–1.5%
7,250,000	Healthsouth Corp, 11.418% 6/15/14 (a)	7,231,875
12,000,000	Insight Health, 9.875% 11/1/11	5,280,000
2,945,000	Interactive Health LLC, 7.250% 4/1/11 (a)	2,370,725
3,025,000	Spheris Inc, 11.000% 12/15/12 (a)	2,737,625

		17,620,225

	Investment Companies–0.2%
2,000,000	Reg Diversified Funding, 10.000% 1/25/36 (a)	2,000,000

	Manufacturing–8.9%
4,425,000	Advanced Lighting Technologies, 11.000% 3/31/09	4,332,606
3,375,000	Ames True Temper, 10.000% 7/15/12	2,750,625
9,875,000	BGF Industries, 10.250% 1/15/09	9,233,125
9,140,000	Consolidated Container, 10.125% 7/15/09	8,614,450
1,725,000	Constar International, 11.000% 12/1/12	1,293,750
5,700,000	Doe Run Resources, 11.750% 11/1/08 (a)	5,215,500
7,350,000	Edgan Acquisition Company, 9.875% 2/1/11	7,166,250
2,925,000	Edgen Corporation, 9.875% 2/1/11 (a)	2,939,625
2,850,000	Elgin National Industries, 11.000% 11/1/07	2,824,891

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Manufacturing (continued)
10,175,000	GSI Group, 12.000% 5/15/13 (a)	$10,531,125
7,825,000	J.B. Poindexter & Co., 8.750% 3/15/14	6,338,250
3,925,000	Maax Corp, 9.750% 6/15/12	3,203,781
3,600,000	Owens Corning, Zero Coupon Bond 8/1/18 in default (c)	3,150,000
7,550,000	Rafaella Apparel, 11.250% 6/15/11 (a)	7,248,000
4,825,000	Terphane Holding Corp, 12.500% 6/15/09 (a)	4,825,000
4,500,000	Trimas Corporation, 9.875% 6/15/12	4,117,500
865,000	Vicap SA, 11.375% 5/15/07 (d)	826,075
5,975,000	Vitro S.A., 12.750% 11/1/13 (a)	5,526,875
9,240,000	Windmere-Durable, 10.000% 7/31/08	8,743,350
8,575,000	Wolverine Tube, 7.375% 8/1/08 (a)	6,945,750
1,525,000	Wolverine Tube, 10.500% 4/1/09	1,265,750

		107,092,278

	Retail–2.1%
8,125,000	Di Giorgio Corporation, 10.000% 6/15/07	8,125,000
2,425,000	General Nutrition Center, 8.500% 12/1/10	2,346,187
2,050,000	Jo-Ann Stores, 7.50% 3/1/12	1,845,000
2,500,000	Nebraska Book Company, 8.625% 3/15/12	2,325,000
3,514,000	Star Gas Partner, 10.250% 2/15/13	3,628,205
9,340,000	Uno Restaurant, 10.000% 2/15/11 (a)	7,145,100

		25,414,492

	Special Purpose Entities–1.6%
14,383,134	Dow Jones CDX HY T4, 10.500% 12/29/09 (a)	14,562,923
3,000,000	Milacron Escrow Corp, 11.500% 5/15/11	2,782,500
518,000	PAHC Holdings, Zero Coupon Bond 2/1/10 **	533,540
1,800,000	PCA LLC/PCA Finance Corp, 14.000% 6/1/09 (a)	1,818,000

		19,696,963

	Telecommunications–1.8%
2,525,000	Adelphia Communications, Zero Coupon Bond 10/1/10 in default (c)	1,376,125
3,423,062	BARAK I.T.C., 10.000% 11/15/10	3,423,267
725,000	Century Communications, Zero Coupon Bond 3/1/2005 in default (c)	725,000
5,476,000	CCH I Holdings LLC, 11.750% 5/15/14	3,449,880
2,083,000	CCH I Holdings LLC, 11.000% 10/1/15	1,822,625
900,000	ICO North America, 7.500% 8/15/09 (a)	1,035,000
1,450,000	Iridium LLC/Capital Corp, Zero Coupon Bond 7/15/05 in default (c)	413,250
7,485,000	Primus Telecommunications, 8.000% Bond 1/15/14	4,790,400
5,175,000	Securus Technologies, 11.000% 9/1/11	4,295,250

		21,330,797

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Tobacco–0.4%
6,255,000	North Atlantic Trading, 9.250% Bond 3/1/12	$5,035,275

	Transportation–0.8%
2,325,000	Evergreen International, 12.000% 5/15/10	2,383,125
7,525,000	Sea Containers Ltd, 10.750% 10/15/06 *	7,224,000

		9,607,125

	Travel–0.5%
5,700,000	Worldspan Financial, 11.420% Bond 2/15/11 (a)	5,600,250

	Total Corporate Bonds–Non-Investment Grade (cost $327,267,887)	314,939,896

Mortgage Backed Securities–Investment Grade–1.0% of Net Assets
	Collateralized Mortgage Obligations–1.0%
	Harborview Mortgage 2003-2 1X, 1.303% 10/19/33 interest-only strips	526,028
	Harborview Mortgage 2004-1 X, 0.994% 4/19/34 interest-only strips	525,747
	Harborview Mortgage 2004-8 X, 0.771% 11/19/34 interest-only strips	3,565,888
	Mellon Residential 2002-TBC2 X, 0.634% 8/15/32 interest-only strips	1,523,834
5,000,000	Park Place Securities 2005-WCW3 M10, 7.823% 8/25/35	4,350,000
1,318,937	Structured Asset 2003-S A, 7.500% 12/28/33 (a)	923,256

	Total Mortgage Backed Securities–Investment Grade (cost $22,394,500)	11,414,753

Mortgage Backed Securities–Non-Investment Grade–15.9% of Net Assets
	Collateralized Mortgage Obligations–15.9%
4,000,000	Argent Securities 2004-W5 M7, 8.573% 4/25/34 (a)	3,685,000
6,987,776	Countrywide Alternative Loan Trust 2005-51 B3, 6.517% 11/20/35	5,394,772
7,683,222	Countrywide Alternative Loan Trust 2005-56 B3, 6.573% 11/25/35	5,916,081
3,724,172	Countrywide Alternative Loan Trust 2006-OA1 B2, 7.267% 3/20/46	2,085,537
5,280,721	Countrywide Alternative Loan Trust 2006-OA2 B2, 7.517% 5/20/46	2,970,406
4,600,000	DSLAN 2005-6 N2, 7.500% 10/20/45 (a)	4,160,148
7,800,000	First Franklin Mortgage 2004-FFH2 B2, 8.823% 6/25/34 (a)	6,942,000
11,000,000	First Franklin Mortgage 2004-FFH3 B2, 8.823% 10/25/34 (a)	9,817,500
5,000,000	First Franklin Mortgage 2005-FFH4, 7.323% 12/25/35 (a)	3,812,500
4,000,000	First Franklin Mortgage 2004-FFH4 B2, 8.573% 1/25/35 (a)	3,270,000
5,800,000	First Franklin Mortgage 2005-FFH3 B4, 7.323% 9/25/35 (a)	4,350,000
159,989	First Nationwide Trust 2001-4 DB4, 7.695% 9/25/31	27,198
6,750,000	Greenwich Structured Arm Products 2005-2A N2, 3.100% 2/26/35 (a)	4,792,500
10,000,000	Greenwich Structured Arm Products 2005-3 N2, 2.000% 6/27/35 (a)	6,187,500
16,000,000	Greenwich Structured Arm Products 2005-4 N2, Zero Coupon Bond 7/27/45 (a)	8,376,000
5,000,000	Greenwich Structured Arm Products 2005-6A N2, 8.000% 11/27/45 (a)	4,187,500

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Principal Amount	Description	Value (b)
Mortgage Backed Securities–Non-Investment Grade (continued)
	Collateralized Mortgage Obligations (continued)
6,000,000	Greenwich Structured Arm Products 2005-6A N3, Zero Coupon Bond 11/27/45 (a)	$4,680,000
6,000,000	GSAMP Trust 2004-AR1 B5, 5.000% 6/25/34 (a)	5,194,680
6,558,000	Harborview Mortgage 2006-5 B11, 6.880% 7/19/47	3,873,352
5,759,410	Harborview Mortgage 2006-4 B11, 7.002% 5/19/47 (a)	3,542,037
3,600,000	Long Beach Asset Holdings 2006-2 N3, 8.350% 4/25/46 (a)	3,315,384
12,000,000	Long Beach Asset Holdings 2005-WL1, 7.500% 6/25/45 (a)	10,800,000
3,500,000	Long Beach Mortgage Loan Trust 2005-2 B2, 8.073% 4/25/35 (a)	3,088,750
5,200,000	Meritage Asset Holdings NIM 2005-2 N4, 7.50% 11/25/35 (a)	3,915,600
4,108,000	Meritage Mortgage 2004-2 B1, 8.573% 1/25/35 (a)	3,553,420
3,581,000	Meritage Mortgage 2004-2 B2, 8.573% 1/25/35 (a)	2,981,182
4,064,000	New Century Home Equity Loan Trust 2006-S1 M8, 6.500% 3/25/36	3,305,007
8,000,000	Park Place Securities 2005-WCW3, 7.823% 8/25/35 (a)	6,560,000
3,100,000	Park Place Securities 2005-WHQ4, 7.823% 9/25/35 (a)	2,123,996
10,000,000	Park Place Securities 2005-WCW1 M11, 7.823% 9/25/35	8,125,000
6,300,000	Park Place Securities 2005-WHQ1 M10, 7.823% 3/25/35 (a)	5,601,078
10,000,000	Park Place Securities 2005-WCW2 M11, 7.823% 7/25/35 (a)	8,100,000
5,307,000	People's Choice Home Loan 2004-2 B, 5.000% 10/25/34	4,431,080
2,780,000	Soundview Home Equity Loan Trust 2005-1 B3, 8.573% 4/25/35 (a)	2,168,400
2,181,000	Soundview Home Equity Loan Trust 2005-2 B4, 8.323% 7/25/35 (a)	1,592,130
4,582,000	Soundview Home Equity Loan Trust 2005-3 B2, 8.073% 6/25/35	3,596,870
4,000,000	Soundview Home Equity Loan Trust 2005-B M14, 7.650% 5/25/35 (a)	3,013,400
2,500,000	Soundview Home Equity Loan Trust 2006-1 B, 7.823% 2/25/36 (a)	1,841,400
3,023,000	Structured Asset Securities Corporation 2005-AR1 B2, 7.323% 9/25/35 (a)	2,282,365
7,000,000	Structured Asset Securities Corporation 2004-S4 B3, 5.000% 12/25/34 (a)	5,535,740
8,000,000	Structured Asset Securities Corporation 2004-S2 B, 6.000% 6/25/34 (a)	7,308,320
7,264,313	Structured Asset Securities Corporation 1999-1 Note, 10.000% 8/25/28 (a)	4,576,517

	Total Mortgage Backed Securities–Non-Investment Grade (cost $191,286,036)	191,080,350

Municipal Securities–0.1% of Net Assets
1,815,000	Pima County Arizona IDA Health Care, Zero Coupon Bond 11/15/32 in default (c)	889,350

	Total Municipal Securities (cost $1,137,369)	889,350

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Shares	Description	Value (b)
Common Stocks–9.3% of Net Assets
73,000	Alpha Natural Resources, Inc. (c)	$1,432,260
121,600	American Capital Strategies, Ltd.	4,071,168
49,900	Aqua America, Inc.	1,137,221
32,700	Arthur J. Gallagher & Co.	828,618
102,000	ATI Technologies Inc. (c)	1,489,200
46,900	AVX Corporation	740,551
15,500	Bois d'Arc Energy, Inc. (c)	255,285
151,060	Cascade Microtech, Inc. (c )	1,731,147
18,800	Caterpillar Inc.	1,400,224
19,300	Cemex, S.A. de C.V.	1,099,521
76,200	Chiquita Brands International, Inc.	1,050,036
128,300	Citizens Communications Company	1,674,315
63,200	Companhia de Saneamento Básico do Estado de São Paulo	1,488,360
67,300	Compass Diversified Trust	960,371
5,800	Compton Petroleum Corporation (c)	66,932
118,779	Consolidated Communications Illinois Holdings, Inc.	1,975,295
35,800	Cytec Industries Inc.	1,921,028
13,200	Deere & Company	1,102,068
87,400	Direct General Corporation	1,478,808
27,100	Edison International	1,056,900
75,300	Education Realty Trust, Inc.	1,253,745
14,200	EnCana Corporation (d)	747,488
42,600	ENSCO International Incorporated	1,960,452
64,400	Enterprise Products Partners L.P.	1,603,560
88,500	FairPoint Communications, Inc.	1,274,400
80,100	Famous Dave's of America, Inc. (c)	1,065,330
36,000	Fording Canadian Coal Trust	1,141,200
28,800	Global Industries, Ltd. (c)	480,960
23,800	Helix Energy Solutions Group, Inc. (c)	960,568
152,300	Infocrossing, Inc. (c)	1,759,065
378,950	InPhonic, Inc. (c)	2,387,385
111,695	Intermet Corporation (c)	893,560
226,500	International Coal Group, Inc. (c)	1,639,860
80,400	Iowa Telecommunications Services, Inc.	1,521,168
16,700	J.C. Penney Company, Inc.	1,127,417
42,600	Kinder Morgan Energy Partners, L.P.	1,957,896
68,900	KKR Financial Corp.	1,433,809
13,700	Korn/Ferry International (c)(d)	268,383
33,000	L-3 Communications Holdings, Inc.	2,488,860
22,900	Lloyds TSB Group plc	903,863
7,700	Lone Star Technologies, Inc. (c)(d)	415,954
74,800	Macquarie Infrastructure Company Trust	2,063,732
32,300	Magellan Midstream Partners, L.P.	1,097,554
12,600	Manpower Inc. (d)	813,960

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Shares	Description	Value (b)
Common Stocks (continued)
68,200	Masco Corporation	$2,021,448
7,200	McDermott International, Inc.(c)	327,384
224,420	MCG Capital Corporation	3,568,278
65,800	Mittal Steel Company N.V.	2,007,558
79,700	Motorola, Inc. (d)	1,605,955
137,500	Nam Tai Electronics, Inc.	3,075,875
191,289	Ness Technologies, Inc. (c)	2,056,357
60,200	Optimal Group Inc. (c)	813,302
10,900	PACCAR Inc. (d)	897,942
53,000	Pacific Sunwear of California, Inc. (c)	950,290
27,700	Philippine Long Distance Telephone Company	956,204
1,000	Providence Washington Insurance Companies (c)	100
86,900	Regal Entertainment Group	1,765,808
30,700	RTI International Metals, Inc. (c)	1,714,288
35,500	Sanderson Farms, Inc.	993,645
36,500	Sasol Limited	1,410,360
67,930	Ship Finance International Limited	1,175,868
445,282	Star Gas Partners, L.P. (c)	1,193,356
35,200	Superior Energy Services, Inc. (c)	1,193,280
298,422	Taiwan Semiconductor Manufacturing Company Ltd.	2,739,514
276,229	Technology Investment Capital Corporation (c)	4,046,755
17,800	Tenaris S.A.	720,722
39,700	Teva Pharmaceutical Industries Limited (d)	1,254,123
26,900	The Dow Chemical Company	1,049,907
55,000	The Home Depot, Inc.	1,968,450
27,700	The Talbots, Inc.	511,065
33,300	The Timken Company	1,115,883
228,500	Trustreet Properties Inc.	3,013,915
80,900	Tsakos Energy Navigation Limited	3,371,912
36,200	Valero Energy Corporation	2,408,024
32,000	Valero L.P.	1,579,200
34,500	Washington Mutual, Inc.	1,572,510

	Total Common Stocks (cost $109,914,587)	111,298,755

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

Shares	Description	Value (b)
Preferred Stocks–1.6% of Net Assets
7,600	Baker Street Funding (a)	$7,372,000
3,000	Credit Genesis CLO 2005 (a)	3,000,000
3,000	Hewett's Island II CDO (a)	2,970,000
3,600	Marquette Park CLO (a)	3,528,000
3,625	Motient Corporation	2,809,375

	Total Preferred Stocks (cost $19,861,908)	19,679,375

Repurchase Agreements–3.3% of Net Assets
	Repurchase agreement with GX Clark & Co, 4.75%, dated June 30, 2006 to be repurchased at $40,015,833.33 on July 3, 2006, collateralized by a $40,790,000 U.S. Treasury bill with maturity of November 16, 2006.	40,000,000

Eurodollar Time Deposits–0.7% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated June 30, 2006, 4.05% maturing at $7,880,384.73 on July 3, 2006.	7,877,726

	Total Investments–99.3% of Net Assets (cost $1,234,440,456)	1,192,784,672

	Other Assets and Liabilities, net–0.7% of Net Assets	8,938,214

	Net Assets	$1,201,722,886

	Call Options Written
	6/30/2006
Number of Contracts	Common Stocks/Expiration Date/Exercise Price
36	EnCana Corporation/July/50.00	12,960
27	Korn/Ferry International/July/20.00	1,215
77	Lone Star Technologies, Inc./July/50.00	36,190
126	Manpower Inc./July/65.00	23,940
65	Motorola, Inc./July/20.00	5,200
70	PACCAR Inc./July/75.00	42,700
34	Teva Pharmaceutical Industries Limited/July/35.00	680

	Total Call Options Written (Premiums Received $93,726)	$122,885

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2006

(a)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund's investment adviser.

(b)	See Note 3 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	Non-income producing securities.

(d)	A portion or all of the security is pledged as collateral for call options written.

*	These securities are classified as Yankee Bonds, which are U.S. dollar denominated bonds issued in the United States by a foreign entity.

**	Payment-in-kind securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Assets:
Investments in securities, at value	$65,952,203	$649,162,777	$1,144,906,946
Investments in repurchase agreements and time deposits	66,893	24,546,933	47,877,726

Total investments in securities	66,019,096	673,709,710	1,192,784,672

Dividends and interest receivable	612,021	5,015,960	14,033,945
Receivable for fund shares sold	—	1,863,069	2,089,930
Receivable for investments sold	—	803,450	2,305,895
Other assets	—	9,946	29,972

Total assets	66,631,117	681,402,135	1,211,244,414

Liabilities:
Call options written, at value (premiums received $93,726)	—	—	122,885
Payable for fund shares redeemed	94,052	1,817,412	805,690
Dividends payable	224,594	1,664,036	4,650,494
Payable for investments purchased	—	10,419,580	2,760,874
Accrued expenses:
Advisory fees	19,885	215,749	737,082
Accounting fees	1,705	16,181	29,483
Distribution fees	1,055	158,552	287,975
Other	36,534	93,067	127,045

Total liabilities	377,825	14,384,577	9,521,528

Net assets:	$66,253,292	$667,017,558	$1,201,722,886

Composition of Net Assets:
Paid-in capital	67,767,225	683,987,988	1,239,208,890
Undistributed net investment income	4,999	6,000	8,696
Accumulated net realized gains/(losses) on investments	(344,860)	(3,196,882)	4,190,243
Net unrealized appreciation/(depreciation) on investments	(1,174,072)	(13,779,548)	(41,684,943)

Net assets	66,253,292	667,017,558	1,201,722,886

Investments, at identified cost	$67,193,168	$687,489,258	$1,234,440,456

Shares Outstanding and Net Asset Value Per Share:
Class A Shares
Net assets	$4,986,337	$232,899,519	$527,092,584
Shares outstanding	499,531	23,682,161	51,733,751
Net asset value and redemption price per share	$9.98	$9.83	$10.19
Offering price per share	$10.13 (a)	$10.03 (b)	$10.45	(c)
Class C Shares
Net assets	$80,648	$227,243,609	$294,721,230
Shares outstanding	8,099	23,120,824	28,918,679
Net asset value, offering and redemption price* per share	$9.96	$9.83	$10.19
Class I Shares
Net assets	$61,186,307	$206,874,430	$379,909,072
Shares outstanding	6,127,902	21,027,010	37,276,554
Net asset value, offering and redemption price per share	$9.98	$9.84	$10.19
*	Redemption price per share varies by length of time shares are held.
(a)	Computation of offering price per share: 100/98.5 of net asset value.
(b)	Computation of offering price per share: 100/98 of net asset value.
(c)	Computation of offering price per share: 100/97.5 of net asset value.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2006

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Investment Income:
Dividend income	$11,887	$106,979	$6,025,391	(a)
Interest income	3,587,747	41,870,801	132,014,298

Total investment income	3,599,634	41,977,780	138,039,689

Expenses:
Advisory fees	273,453	2,274,192	8,706,429
Administration fees	14,644	—	—
Distribution service fees
Class A Shares	12,337	530,696	1,287,641
Class C Shares	1,257	1,195,871	2,128,801
Legal fees	7,257	58,325	119,773
Audit fees	25,663	36,600	54,000
Accounting fees	21,347	170,565	348,258
Transfer agent fees	71,488	265,361	243,916
Custodian fees	10,341	16,307	48,433
Registration fees	28,814	71,970	59,110
Directors fees	18,400	18,000	18,000
Insurance premiums	4,096	29,041	65,064
Other	5,682	45,066	71,072

Total expenses	494,779	4,711,994	13,150,497
Expenses voluntarily waived by the Adviser	(24,406)	—	—

Net expenses	470,373	4,711,994	13,150,497

Net investment income	3,129,261	37,265,786	124,889,192

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on investments	98,911	(1,741,248)	765,053
Net change in unrealized appreciation/(depreciation)	(348,086)	(3,885,048)	(14,014,203)

Change in net assets resulting from operations	$2,880,086	$31,639,490	$111,640,042

(a)	Net of foreign taxes withheld of $17,457.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Short Term Bond Fund
	Year Ended June 30, 2006	Period Ended June 30, 2005*	Year Ended August 31, 2004
Change in Net Assets:
Operations:
Net investment income	$3,129,261	$2,361,529	$1,897,820
Net realized gains on investments	98,911	89,398	92,384
Net change in unrealized appreciation/(depreciation) on investments	(348,086)	(1,492,240)	(311,814)

Change in net assets resulting from operations	2,880,086	958,687	1,678,390

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(216,106)	(164,302)	(192,221)
Class C Shares	(12,097)	(2,262,752)	(1,670,910)
Class I Shares	(3,060,824)	(17,610)	(30,979)

Total distribution to shareholders	(3,289,027)	(2,444,664)	(1,894,110)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(5,330,603)	2,400,698	24,920,123

Change in net assets	(5,739,544)	914,721	24,704,403

Net Assets:
Beginning of period	71,992,836	71,078,115	46,373,712

End of period	$66,253,292	$71,992,836	$71,078,115

Undistributed net investment income	$4,999	$—	$—

*	For the period September 1, 2004 to June 30, 2005. The Fund changed its fiscal year end from August 31 to June 30.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Bond Fund		High Income Fund
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Change in Net Assets:
Operations:
Net investment income	$37,265,786	$24,960,362	$124,889,192	$123,484,190
Net realized gains/(losses) on investments	(1,741,248)	724,505	765,053	13,991,016
Net change in unrealized appreciation/(depreciation) on investments	(3,885,048)	(6,360,604)	(14,014,203)	(22,090,886)

Change in net assets resulting from operations	31,639,490	19,324,263	111,640,042	115,384,320

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(14,091,847)	(9,980,045)	(55,534,145)	(53,920,735)
Class C Shares	(12,541,332)	(9,236,594)	(29,176,340)	(27,832,006)
Class I Shares	(10,862,838)	(5,795,863)	(39,958,840)	(34,955,817)
Distributions from net realized gain on investments
Class A Shares	—	—	(5,789,356)	(6,341,964)
Class C Shares	—	—	(3,163,965)	(3,421,214)
Class I Shares	—	—	(4,178,366)	(4,249,497)

Total distribution to shareholders	(37,496,017)	(25,012,502)	(137,801,012)	(130,721,233)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	188,872,899	239,205,525	114,153,635	309,292,671

Change in Net Assets	183,016,372	233,517,286	87,992,665	293,955,758

Net Assets:
Beginning of period	484,001,186	250,483,900	1,113,730,221	819,774,463

End of period	$667,017,558	$484,001,186	$1,201,722,886	$1,113,730,221

Undistributed net investment income	$6,000	$(406,019)	$8,696	$13,439,016

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
Short Term Bond Fund
Class A Shares
Year Ended June 30, 2006	$10.04	0.42	(0.04)	0.38	(0.44)
Period Ended June 30, 2005*	$10.24	0.31	(0.19)	0.12	(0.32)
Year Ended August 31, 2004	$10.22	0.29	0.02	0.31	(0.29)
Year Ended August 31, 2003	$9.94	0.36	0.28	0.64	(0.36)
Year Ended August 31, 2002	$10.11	0.39	(0.17)	0.22	(0.39)
Period Ended August 31, 2001 (7)	$10.00	0.21	0.11	0.32	(0.21)

Short Term Bond Fund
Class C Shares
Period Ended June 30, 2006 (8)	$10.00	0.27	(0.02)	0.25	(0.29)

Short Term Bond Fund
Class I Shares
Year Ended June 30, 2006	$10.04	0.44	(0.04)	0.40	(0.46)
Period Ended June 30, 2005*	$10.25	0.34	(0.20)	0.14	(0.35)
Year Ended August 31, 2004	$10.22	0.32	0.03	0.35	(0.32)
Year Ended August 31, 2003	$9.94	0.39	0.28	0.67	(0.39)
Year Ended August 31, 2002	$10.12	0.41	(0.18)	0.23	(0.41)
Period Ended August 31, 2001 (9)	$10.00	0.30	0.12	0.42	(0.30)

*	The Fund changed its fiscal year from August 31 to June 30.

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3)	Amount less than $.005.

(4)	Ratio annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(7)	From the commencement of investment operations on March 8, 2001.

(8)	From the commencement of investment operations on November 4, 2005.

(9)	From the commencement of investment operations on January 5, 2001.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

						Ratios to Average Net Assets						Supplemental Data
Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Period	Total Return (1)		Net Investment Income		Net Expenses		Expense Waiver/ Reimbursement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (6)

—		(0.44)	$9.98	3.85%		4.18%		0.89%		0.03%		$4,986	47%
—		(0.32)	$10.04	1.21	%(5)	3.65	%(4)	1.08	%(4)	0.23	%(4)	$5,097	26%
—		(0.29)	$10.24	3.02%		2.76%		1.14%		0.23%		$7,396	92%
—		(0.36)	$10.22	6.57%		3.48%		1.19%		0.28%		$4,136	37%
—	(3)	(0.39)	$9.94	2.22%		3.77%		1.27%		0.40%		$969	20%
—		(0.21)	$10.11	3.19	%(5)	4.11	%(4)	1.31	%(4)	0.71	%(4)	$70	22%

—		(0.29)	$9.96	2.50	%(5)	3.98	%(4)	1.09	%(4)	0.03	%(4)	$81	47%

—		(0.46)	$9.98	4.12%		4.43%		0.64%		0.03%		$61,186	47%
—		(0.35)	$10.04	1.35	%(5)	3.97	%(4)	0.81	%(4)	0.39	%(4)	$66,896	26%
—		(0.32)	$10.25	3.44%		3.07%		0.84%		0.54%		$62,281	92%
—		(0.39)	$10.22	6.86%		3.84%		0.90%		0.60%		$40,957	37%
—	(3)	(0.41)	$9.94	2.30%		4.05%		0.98%		0.69%		$28,151	20%
—		(0.30)	$10.12	4.26	%(5)	4.50	%(4)	0.96	%(4)	0.87	%(4)	$17,890	22%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
Intermediate Bond Fund
Class A Shares
Year Ended June 30, 2006	$9.93	0.66	(0.10)	0.56	(0.66)
Year Ended June 30, 2005	$10.03	0.70	(0.11)	0.59	(0.69)
Year Ended June 30, 2004	$10.39	0.74	(0.28)	0.46	(0.80)
Year Ended June 30, 2003	$10.17	0.76	0.21	0.97	(0.75)
Year Ended June 30, 2002	$10.21	0.96	—	0.96	(0.94)

Intermediate Bond Fund
Class C Shares
Year Ended June 30, 2006	$9.92	0.62	(0.09)	0.53	(0.62)
Year Ended June 30, 2005	$10.03	0.67	(0.12)	0.55	(0.66)
Year Ended June 30, 2004	$10.38	0.71	(0.27)	0.44	(0.77)
Year Ended June 30, 2003	$10.17	0.73	0.20	0.93	(0.72)
Year Ended June 30, 2002	$10.21	0.93	—	0.93	(0.91)

Intermediate Bond Fund
Class I Shares
Year Ended June 30, 2006	$9.93	0.68	(0.09)	0.59	(0.68)
Year Ended June 30, 2005	$10.04	0.73	(0.12)	0.61	(0.72)
Year Ended June 30, 2004	$10.39	0.77	(0.27)	0.50	(0.83)
Year Ended June 30, 2003	$10.17	0.79	0.21	1.00	(0.78)
Year Ended June 30, 2002	$10.21	0.99	—	0.99	(0.97)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)	0.91%, 1.25%, and 0.66% before expense reimbursement and fee waiver from Adviser for classes A, C, and I, respectively, for the year ended June 30, 2002.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

				Ratios to Average Net Assets			Supplemental Data
Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1)	Net Investment Income	Net Expenses		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (2)

—	(0.66)	$9.83	5.77%	6.61%	0.78%		$232,900	71%
—	(0.69)	$9.93	6.05%	6.84%	0.78%		$191,439	49%
(0.02)	(0.82)	$10.03	4.68%	7.30%	0.81%		$98,194	47%
—	(0.75)	$10.39	9.99%	7.38%	0.85%		$82,786	38%
(0.06)	(1.00)	$10.17	9.61%	9.55%	0.89	%(3)	$54,496	37%

—	(0.62)	$9.83	5.51%	6.26%	1.13%		$227,244	71%
—	(0.66)	$9.92	5.58%	6.49%	1.13%		$174,382	49%
(0.02)	(0.79)	$10.03	4.42%	6.95%	1.16%		$107,801	47%
—	(0.72)	$10.38	9.40%	7.03%	1.20%		$84,554	38%
(0.06)	(0.97)	$10.17	9.34%	9.20%	1.23	%(3)	$31,788	37%

—	(0.68)	$9.84	6.14%	6.86%	0.53%		$206,874	71%
—	(0.72)	$9.93	6.21%	7.09%	0.53%		$118,180	49%
(0.02)	(0.85)	$10.04	5.04%	7.55%	0.56%		$44,489	47%
—	(0.78)	$10.39	10.15%	7.63%	0.60%		$33,348	38%
(0.06)	(1.03)	$10.17	9.99%	9.80%	0.64	%(3)	$20,289	37%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
High Income Fund
Class A Shares
Year Ended June 30, 2006	$10.42	1.11	(0.11)	1.00	(1.11)
Year Ended June 30, 2005	$10.53	1.27	(0.03)	1.24	(1.21)
Year Ended June 30, 2004	$10.55	1.09	0.30	1.39	(1.11)
Year Ended June 30, 2003	$10.47	1.21	0.04	1.25	(1.14)
Year Ended June 30, 2002	$10.56	1.42	(0.07)	1.35	(1.33)

High Income Fund
Class C Shares
Year Ended June 30, 2006	$10.42	1.06	(0.11)	0.95	(1.06)
Year Ended June 30, 2005	$10.54	1.22	(0.04)	1.18	(1.16)
Year Ended June 30, 2004	$10.55	1.04	0.31	1.35	(1.06)
Year Ended June 30, 2003	$10.47	1.16	0.04	1.20	(1.09)
Year Ended June 30, 2002	$10.56	1.37	(0.07)	1.30	(1.28)

High Income Fund
Class I Shares
Year Ended June 30, 2006	$10.42	1.14	(0.11)	1.03	(1.14)
Year Ended June 30, 2005	$10.54	1.30	(0.04)	1.26	(1.24)
Year Ended June 30, 2004	$10.55	1.11	0.31	1.42	(1.13)
Year Ended June 30, 2003	$10.47	1.24	0.04	1.28	(1.17)
Year Ended June 30, 2002	$10.56	1.45	(0.07)	1.38	(1.36)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MORGAN KEEGAN SELECT FUND, INC.

				Ratios to Average Net Assets		Supplemental Data
Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1)	Net Investment Income	Net Expenses	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (2)

(0.12)	(1.23)	$10.19	10.13%	10.83%	1.09%	$527,093	106%
(0.14)	(1.35)	$10.42	12.32%	12.15%	1.10%	$504,372	86%
(0.30)	(1.41)	$10.53	14.05%	10.23%	1.11%	$391,100	79%
(0.03)	(1.17)	$10.55	12.72%	10.99%	1.13%	$298,816	67%
(0.11)	(1.44)	$10.47	13.57%	13.52%	1.15%	$135,195	33%

(0.12)	(1.18)	$10.19	9.58%	10.33%	1.59%	$294,721	106%
(0.14)	(1.30)	$10.42	11.65%	11.65%	1.60%	$276,194	86%
(0.30)	(1.36)	$10.54	13.59%	9.73%	1.61%	$219,313	79%
(0.03)	(1.12)	$10.55	12.16%	10.48%	1.64%	$173,290	67%
(0.11)	(1.39)	$10.47	13.01%	13.03%	1.64%	$74,954	33%

(0.12)	(1.26)	$10.19	10.40%	11.08%	0.84%	$379,909	106%
(0.14)	(1.38)	$10.42	12.48%	12.40%	0.85%	$333,164	86%
(0.30)	(1.43)	$10.54	14.44%	10.48%	0.86%	$209,361	79%
(0.03)	(1.20)	$10.55	13.00%	11.24%	0.88%	$110,695	67%
(0.11)	(1.47)	$10.47	13.85%	13.76%	0.91%	$51,073	33%

MORGAN KEEGAN SELECT FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

AUDITED

1	Organization

Morgan Keegan Select Fund, Inc. (the “Company”) was organized as a Maryland corporation on October 27, 1998. The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Company consists of three portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Short Term Bond Fund (formerly, Regions Morgan Keegan Select LEADER Short Term Bond Fund), Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (collectively, the “Funds” and individually, each a “Fund”). Effective November 1, 2005, Regions Morgan Keegan Select LEADER Short Term Bond Fund changed its name to Regions Morgan Keegan Select Short Term Bond Fund.

The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Articles of Incorporation permit the Directors to issue full and fractional shares of beneficial interest (with a par value of $0.001) for each class as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Class A Shares	100,000,000	100,000,000	300,000,000
Class C Shares	100,000,000	100,000,000	300,000,000
Class I Shares	100,000,000	100,000,000	300,000,000

Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under the Funds’ distribution plan and the voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Purchases of Class A Shares of $1 million or more have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at net asset value per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager, and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Company are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

MORGAN KEEGAN SELECT FUND, INC.

Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2	Reorganization

Regions Morgan Keegan Select Short Term Bond Fund—LEADER Mutual Funds and the Company entered into an Agreement and Plan of Reorganization (“Reorganization Plan”) on behalf of LEADER Short Term Bond Fund (“Acquired Fund”) and Regions Morgan Keegan Select LEADER Short Term Bond Fund (“Acquiring Fund”), a newly created series of the Company. The Reorganization Plan provided for the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and the issuance of shares of the newly created Acquiring Fund distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (“Reorganization”). The Acquiring Fund adopted all of the history of the Acquired Fund.

Pursuant to the Reorganization Plan, each shareholder of Investor A Shares and Investor B Shares of the Acquired Fund received Class A Shares of the Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization. No contingent deferred sales charges were assessed on the Investor B Shares of the Acquired Fund at the time of the conversion as a result of the termination and conversion to Class A Shares of the Acquiring Fund.

The Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on February 18, 2005 following approval by shareholders of the Acquired Fund at a special shareholder meeting. As a result of the Reorganization, the Acquiring Fund changed its fiscal year end to June 30 to be consistent with the other series of the Company.

3	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

MORGAN KEEGAN SELECT FUND, INC.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price, usually 4:00 p.m., Eastern Time, on the valuation date. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last-quoted bid price. Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. Long-term debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than sixty days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of sixty days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity unless such valuation, in the judgment of Morgan Asset Management, Inc., the Adviser, does not represent market value. Investments in open-end registered investment companies are valued at net asset value as reported by those investment companies. Investments for which market quotations are not readily available, or available quotations which appear to not accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Adviser’s Valuation Committee using procedures established by and under the direction of the Company’s Board of Directors. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable material taxes withheld by foreign countries. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

MORGAN KEEGAN SELECT FUND, INC.

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—The Funds pay dividends to their shareholders from each Fund’s respective net investment income. Dividends for the Funds are declared daily and paid monthly. Each Fund also distributes all of its net realized capital gains, if any, on an annual basis. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, net operating gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by Morgan Asset Management, Inc., the Adviser, to be of good standing and creditworthy pursuant to the guidelines established by the Directors. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement and the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

MORGAN KEEGAN SELECT FUND, INC.

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4	Agreements and Other Transactions with Affiliates

Investment Adviser—The Funds have entered into Investment Advisory Agreements with Morgan Asset Management, Inc. (the “Adviser”), a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged the following annual management fees, before any contractual waivers, which are calculated daily and paid monthly based on the average daily net assets of the Funds:

Fund	Annual Fee
Short Term Bond Fund	0.35%*
Intermediate Bond Fund	0.40%
High Income Fund	0.75%

*	This annual fee became effective September 1, 2005. Prior to September 1, 2005, Short Term Bond Fund was charged an annual management fee of 0.55% with a contractual waiver of 0.20%.

MORGAN KEEGAN SELECT FUND, INC.

The Adviser has contractually agreed to waive its fee and to reimburse each of the following funds through June 30, 2006 to the extent each Fund’s annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific percentage of net assets as follows:

Fund	Class A Shares	Class C Shares	Class I Shares
Intermediate Bond Fund	0.90%	1.25%	0.65%
High Income Fund	1.25%	1.75%	1.00%

Administrator—Through September 1, 2005, Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, served as the Administrator to Regions Morgan Keegan Select Short Term Bond Fund. Pursuant to the Administration Agreement, Morgan Keegan provided certain administrative personnel and services for an annual fee of 0.12% based on the average daily net assets of the Fund. The administrative services being performed by Morgan Keegan on behalf of the three series of Morgan Keegan Select Fund, Inc. are provided under the Advisory Agreements. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

Fund Accountant—The Company and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Funds for an annual fee of 0.03% based on the average daily net assets of the Funds.

Distributor—The Company has adopted two Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plans”), one with respect to Class A Shares and the other with respect to Class C Shares of the Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares. Under the Class A Shares’ 12b-1 Plan, the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets with respect to Class A Shares of the Funds. Under the Class C Shares’ 12b-1 Plan, Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund pay a fee at an annual rate of 0.45%, 0.60% and 0.75%, respectively, of the average daily net assets with respect to Class C Shares of each Fund.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Funds. For the fiscal year ended June 30, 2006, Morgan Keegan received front-end sales charges and contingent deferred sales charges as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Short Term Bond Fund	$6,513	$—	$—
Intermediate Bond Fund	557,789	127,047	78,814
High Income Fund	690,542	73,002	15,272

MORGAN KEEGAN SELECT FUND, INC.

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Directors and Officers—Certain of the Officers and Directors of the Company are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Directors of the Company who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each Independent Director receives an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Company. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from the Company. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Officer or Director is entitled to receive pension or retirement benefits from the Company.

Other Transactions—For the fiscal year ended June 30, 2006, Morgan Keegan earned no underwriting discounts, direct commissions, or dealer incentives on the sales and purchases of investment securities held by the Funds.

Former Service Providers to Short Term Bond Fund as a result of the Reorganization—Prior to July 1, 2004, Union Planters Investment Advisors, Inc. (“UPIA”) served as the investment adviser to the Fund. Under the Investment Advisory Agreement with UPIA, the Fund paid a fee of 0.55% calculated daily and paid monthly based on the average daily net assets of the Fund. UPIA voluntarily agreed to waive a portion of its fee.

Prior to February 18, 2005, BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Funds were affiliated at the time, served as the Fund’s administrator and distributor. Such individuals were not paid any fees directly by the Fund for serving as officers. Pursuant to the Administration Agreement, BISYS received a fee computed at an annual rate of 0.20% of the Fund’s average daily net assets.

From February 18, 2005 through June 30, 2005, BISYS served as Sub-Administrator to the Fund. Pursuant to the Sub-Administration Agreement, BISYS earned a fee from Morgan Keegan computed at an annual rate of 0.105% of the Fund’s average daily net assets.

MORGAN KEEGAN SELECT FUND, INC.

Through June 30, 2005, BISYS served as the Fund Accountant to the Fund. Under the Fund Accounting Agreement, BISYS received a fee from the Fund at the annual rate of 0.03% of the Fund’s average daily net assets up to $500 million, 0.02% of the Fund’s average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Fund’s average daily net assets in excess of $1 billion, subject to a minimum annual fee.

Through October 29, 2005, BISYS served as the Transfer and Dividend Disbursing Agent for the Fund. The fee paid to BISYS was based on the size, type and number of accounts and transactions made by shareholders.

Prior to February 18, 2005, the Institutional Shares of the Fund were subject to an Administrative Services Plan. Under the Administrative Services Plan, the Fund paid a monthly fee at an annual rate not to exceed 0.30% of the average daily net assets of the Fund’s Institutional Shares. Part or all of these fees were paid to financial institutions that provided administrative support services to certain Fund shareholders who owned Institutional Shares of the Fund that were also customers of the financial institution.

Prior to February 18, 2005, LEADER Mutual Funds (the “Trust”) had adopted a Rule 12b-1 Distribution and Service Plan with respect to Investor B Shares of the Fund. The 12b-1 Plan compensated the distributor and other dealers and investment representatives for services and expenses relating to the sales and distribution of the Fund’s Investor B Shares and/or for providing shareholder services. Under the Investor B Shares’ 12b-1 Plan, the Trust paid a fee of up to 0.75% of the average daily net assets with respect to Investor B Shares of the Fund.

BISYS was entitled to receive commissions on sales of shares of the Fund. For the year ended August 31, 2004, BISYS received $8,168 and of commissions on sales of shares of the Fund, of which $7,114 was allowed to affiliated broker/dealers of the Fund. For the period ended June 30, 2005, BISYS did not receive any commissions.

5	Investment Transactions

During the period ended June 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. government securities, but excluding short-term securities, for each Fund were as follows:

Fund	Purchases	Sales
Short Term Bond Fund	$31,830,421	$32,907,720
Intermediate Bond Fund	575,800,098	380,581,349
High Income Fund	1,228,482,120	1,173,089,750

MORGAN KEEGAN SELECT FUND, INC.

6	Option Transactions

Transactions in options written during the fiscal year ended June 30, 2006 were as follows:

	High Income Fund
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2005	—	$—
Options written	8,015	799,084
Options terminated in closing purchase transactions	—	—
Options expired	(3,631)	(284,981)
Options exercised	(3,949)	(420,377)

Options outstanding at June 30, 2006	435	$93,726

7	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Short Term Bond Fund
	Year Ended June 30, 2006		Period Ended* June 30, 2005		Year Ended August 31, 2004
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	176,149	$1,761,980	252,080	$2,540,763	610,128	$6,305,412
Issued in connection with exchange from Investor B Shares	—	—	111,867	1,154,161	—	—
Shares issued in reinvestment of distributions	12,599	126,012	16,477	166,885	16,586	170,525
Shares redeemed	(196,933)	(1,970,280)	(594,702)	(6,025,355)	(309,354)	(3,166,676)

Net change resulting from Class A Share transactions	(8,185)	$(82,288)	(214,278)	$(2,163,546)	317,360	$3,309,261

	Year Ended June 30, 2006
Class C Shares	Shares	Dollars
Shares sold	199,935	$1,998,085
Shares issued in reinvestment of distributions	143	1,429
Shares redeemed	(191,979)	(1,918,231)

Net change resulting from Class I Share transactions	8,099	$81,283

MORGAN KEEGAN SELECT FUND, INC.

	Short Term Bond Fund
	Year Ended June 30, 2006		Period Ended* June 30, 2005		Year Ended August 31, 2004
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,927,501	$19,284,544	1,820,497	$18,434,538	3,186,257	$32,933,451
Shares issued in reinvestment of distributions	78,604	786,589	41,753	422,303	35,536	365,677
Shares redeemed	(2,540,762)	(25,400,731)	(1,278,326)	(12,884,656)	(1,149,035)	(11,812,161)

Net change resulting from Class I Share transactions	(534,657)	$(5,329,598)	583,924	$5,972,185	2,072,758	$21,486,967

			Period Ended* June 30, 2005		Year Ended August 31, 2004
Investor B Shares			Shares	Dollars	Shares	Dollars
Shares sold			8	$85	73,839	$763,447
Shares issued in reinvestment of distributions			1,714	17,455	2,515	25,899
Shares redeemed			(26,620)	(271,320)	(64,885)	(665,451)
Redeemed in connection with exchange to Class A Shares			(111,740)	(1,154,161)	—	—

Net change resulting from Investor B Share transactions			(136,638)	(1,407,941)	11,469	123,895

Net change resulting from Fund Share transactions	(534,743)	$(5,330,603)	233,008	$2,400,698	2,401,587	$24,920,123

*	For the period September 1, 2004 to June 30, 2005.

	Intermediate Bond Fund
	Year Ended June 30, 2006		Year Ended June 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,911,820	$98,106,208	14,188,546	$142,538,235
Shares issued in reinvestment of distributions	512,200	5,068,295	426,034	4,279,997
Shares redeemed	(6,019,055)	(59,586,333)	(5,123,142)	(51,339,304)

Net change resulting from Class A Share transactions	4,404,965	$43,588,170	9,491,438	$95,478,928

	Year Ended June 30, 2006		Year Ended June 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,329,243	$92,294,973	8,727,905	$87,746,763
Shares issued in reinvestment of distributions	778,442	7,697,741	506,704	5,084,171
Shares redeemed	(4,557,865)	(45,093,811)	(2,412,898)	(24,232,838)

Net change resulting from Class C Share transactions	5,549,820	$54,898,903	6,821,711	$68,598,096

MORGAN KEEGAN SELECT FUND, INC.

	Intermediate Bond Fund
	Year Ended June 30, 2006		Year Ended June 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	10,946,182	$108,365,472	9,347,951	$94,032,374
Shares issued in reinvestment of distributions	662,363	6,555,245	302,132	3,029,254
Shares redeemed	(2,477,816)	(24,534,891)	(2,185,504)	(21,933,127)

Net change resulting from Class I Share transactions	9,130,729	$90,385,826	7,464,579	$75,128,501

Net change resulting from Fund Share transactions	19,085,514	$188,872,899	23,777,728	$239,205,525

	High Income Fund
	Year Ended June 30, 2006		Year Ended June 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	8,780,984	$90,497,832	18,555,144	$196,684,688
Shares issued in reinvestment of distributions	2,943,058	30,287,583	2,709,592	28,751,112
Shares redeemed	(8,405,322)	(86,449,145)	(9,976,037)	(105,630,186)

Net change resulting from Class A Share transactions	3,318,720	$34,336,270	11,288,699	$119,805,614

	Year Ended June 30, 2006		Year Ended June 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,421,480	$45,624,330	6,394,240	$67,985,148
Shares issued in reinvestment of distributions	1,686,784	17,365,828	1,567,019	16,634,536
Shares redeemed	(3,694,616)	(38,137,020)	(2,271,014)	(24,104,081)

Net change resulting from Class C Share transactions	2,413,648	$24,853,138	5,690,245	$60,515,603

	Year Ended June 30, 2006		Year Ended June 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	8,062,002	$83,333,214	13,820,187	$146,963,454
Shares issued in reinvestment of distributions	2,665,557	27,431,294	2,200,712	23,362,674
Shares redeemed	(5,422,118)	(55,800,281)	(3,920,007)	(41,354,674)

Net change resulting from Class I Share transactions	5,305,441	$54,964,227	12,100,892	$128,971,454

Net change resulting from Fund Share transactions	11,037,809	$114,153,635	29,079,836	$309,292,671

8	Federal Tax Information

Each Fund of the Company is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

MORGAN KEEGAN SELECT FUND, INC.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities and REIT adjustments.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the fiscal year ended June 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Undistributed Net Investment Income	$164,766	$642,250	$(4,966,253)
Accumulated Net Realized Gain/(Loss) on Investments	(164,766)	(642,250)	4,966,253

The tax character of distributions as reported on the Statements of Changes in Net Assets for the fiscal year ended June 30, 2006 was as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Ordinary Income[1]	$3,289,027	$37,496,017	$137,801,012
Long-Term Capital Gains	—	—	—

Total Distributions	$3,289,027	$37,496,017	$137,801,012

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

MORGAN KEEGAN SELECT FUND, INC.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the fiscal year ended June 30, 2005 was as follows:

	Short Term Bond Fund*	Intermediate Bond Fund	High Income Fund
Ordinary Income[1]	$2,444,664	$25,012,502	$120,826,209
Long-Term Capital Gains	—	—	9,895,024

Total Distributions	$2,444,664	$25,012,502	$130,721,233

*	Represents tax character of distributions for the period September 1, 2004 to June 30, 2005.

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

For Regions Morgan Keegan Select Short Term Bond Fund, the tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended August 31, 2004 was as follows:

Short Term Bond Fund
Ordinary Income[1]	$1,894,110
Long-Term Capital Gains	—

Total Distributions	$1,894,110

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

For the fiscal year ended June 30, 2006, the tax basis components of net assets were as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Gross Unrealized Appreciation	$172,094	$5,331,215	$29,908,617
Gross Unrealized (Depreciation)	(1,346,166)	(19,110,763)	(72,598,025)

Net Unrealized Appreciation/(Depreciation)	(1,174,072)	(13,779,548)	(42,689,408)

Undistributed Ordinary Income	229,593	1,701,705	14,471,697
Capital Loss Carryforwards and Post-October Losses	(344,860)	(3,228,551)	(4,617,797)

Distributable Earnings	(115,267)	(1,526,846)	9,853,900
Paid-in Capital	67,542,631	682,323,952	1,234,558,394

Net Assets	$66,253,292	$667,017,558	$1,201,722,886

MORGAN KEEGAN SELECT FUND, INC.

As of June 30, 2006, the Funds’ cost of investments for federal tax purposes was as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Cost of Investments	$67,193,168	$687,489,258	$1,235,444,921

Capital Loss Carryforwards—As of June 30, 2006, the following funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2011	Expiring in 2012
Short Term Bond Fund	$13,510	$196,031

For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select Short Term Bond Fund utilized $31,197 in capital loss carryforwards.

Post-October Losses Deferred—Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund had $135,319, $3,228,551 and $4,617,797, respectively, in post-October losses.

9	Concentration of Credit Risk

The Funds invest primarily in debt instruments. The ability of the issuers of the securities held by the Funds to meet their obligations might be affected by economic developments in a specific industry, state, or region.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Morgan Keegan Select Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations and the changes in each of their net assets for each of the years or periods presented and the financial highlights for the years and periods presented for Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund and the financial highlights for the three years or periods in the year then ended for Regions Morgan Keegan Select Short Term Bond Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the years or periods ended August 31, 2003, 2002 and 2001 of Regions Morgan Keegan Select Short Term Bond Fund were audited by other auditors whose report, dated October 13, 2003, expressed an unqualified opinion on those statements.

Memphis, Tennessee

August 21, 2006

BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the Directors and Officers of the Funds. All persons named as Directors and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan Fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan Fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the Directors and/or Officers who are interested persons of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of Morgan Keegan, and its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Fund’s Directors and is available upon request, without charge, by calling the Funds at 800-564-2188.

DIRECTORS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

Allen B. Morgan, Jr.* Age 64, Director, Since 1999	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of Morgan Asset Management, Inc. since 1993. Mr. Morgan has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 54, Director, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and a Chartered Financial Analyst.

Jack R. Blair Age 64, Director, Since 2005	Mr. Blair serves as non-executive Chairman of dj Orthopedics, Inc. He also serves as a Director of NuVasive, Inc., Buckman Laboratories, Inc. and Active Implants Corporation. Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

Albert C. Johnson Age 61, Director, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He was also with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 48, Director, Since 1999	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

W. Randall Pittman Age 52, Director, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon, Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.

Mary S. Stone Age 56, Director, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

Archie W. Willis, III Age 48, Director, Since 2002	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.
1	The address of each Director is c/o the Fund, Fifty North Front Street, 21st Floor, Memphis, TN 38103.

2	Each Director serves until his or her resignation or retirement.

OFFICERS

Name, Address(1), Age, Position, Term of Office(2), Length of Service	Principal Occupation During Past Five Years

Carter E. Anthony* Age 61, President, Since 2003	From 2002 to present, Mr. Anthony has served as President and Chief Investment Officer of Morgan Asset Management, Inc. From 2000 to 2002, he served as Executive Vice President and Director of Capital Management Group—Regions Financial Corporation. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble* Age 63, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

Joseph C. Weller*(3) Age 67, Treasurer, Since 1999	Mr. Weller has been Executive Vice President and Chief Financial Officer of Morgan Keegan & Company, Inc. since 1969, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969. He also has served as a Director of Morgan Asset Management, Inc. since 1993.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position, Term of Office(2), Length of Service	Principal Occupation During Past Five Years

Charles D. Maxwell* Age 52, Secretary and Assistant Treasurer, Since 1999	Mr. Maxwell has been a Managing Director of Morgan Keegan & Company, Inc. since 1998 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. since 1994. He has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell was also with the accounting firm of Ernst & Young, LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

J. Thompson Weller, Sr.*(3) Age 41, Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995.

Michele L. Fowler* Age 37, Chief Compliance Officer, Since 2006	Ms. Fowler has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was an Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison, LLP from 1997 to 2001.
1	The address of Messrs. Maxwell, Weller and Weller and Ms. Fowler is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

2	Officers of the Funds are elected and appointed annually by the Board of Directors and hold office until they resign, are removed, or are otherwise disqualified to serve.

3	Joseph C. Weller is the father of J. Thompson Weller.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■	We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■	We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

SUPPLEMENTAL INFORMATION

■	We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■	We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

SUPPLEMENTAL INFORMATION

Employee Access To Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website

■	The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■	Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■	We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 800-564-2188.

SUPPLEMENTAL INFORMATION

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes To Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ board. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-564-2188, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may view the Fund’s Form N-Q filings, without charge, by calling 800-564-2188 or by visiting the SEC’s website at www.sec.gov. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information regarding the operation of the Public Reference Room.

FEDERAL TAX INFORMATION

(UNAUDITED)

For the fiscal year ended June 30, 2006, the amount of long-term capital gain designated by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select High Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund were $0, $0 and $0, respectively.

For the fiscal year ended June 30, 2006, 0.75%, 0.07% and 2.10% of the distributions from net investment income paid by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, respectively, are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on form 1099-DIV.

Of the ordinary income (including short term capital gain) distributions made by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund during the fiscal year ended June 30, 2006, 0.75%, 0.07% and 2.10%, respectively, qualified for the dividend received deduction available to corporate shareholders.

SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER & ADMINISTRATOR Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, AL 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Nicholson Graham LLP 1601 K Street, N.W. Washington, D.C. 20006

CUSTODIAN State Street Bank & Trust Company 108 Myrtle Street Quincy, MA 02171	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Morgan Keegan Tower 50 North Front Street, Suite 1000 Memphis, TN 38103

DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, TN 38103

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 800-564-2188. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $6.8 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)
■	RMK High Income Fund, Inc. (NYSE: RMH)
■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)
■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 300 offices in 18 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

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Texas
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Select FUNDS

REGIONS MORGAN KEEGAN™

Item 2. Code of Ethics.

Morgan Keegan Select Fund, Inc. (the “Fund”) has adopted a code of ethics as defined in Item 2 of Form N-CSR, that applies to the Fund’s principal executive officer and principal financial officer. The Fund’s code of ethics was amended during the covered period to add a new registered closed-end investment company to the list of entities covered by the code of ethics. The Fund has not made any substantial amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors (the “Board”) has determined that Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. Johnson, McFadden and Pittman and Ms. Stone are independent for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)-(d) Audit and Non-Audit Fees

Fees billed by PricewaterhouseCoopers LLP (“PwC”) for audit and non-audit services provided to the Fund for the fiscal years ended June 30, 2006 and June 30, 2005 were as follows:

		2006	2005
(a)	Audit Fees	$105,000	$83,700
(b)	Audit-Related Fees[1]	12,000	11,000
(c)	Tax Fees[2]	9,900	13,500
(d)	All Other Fees	—	—

	Total Fees	$126,900	$108,200

[1]	Consists of fees for auditing the transfer agent function.
[2]	Consists of fees for preparing the Fund’s U.S. income tax returns.

(e)(1) Pre-Approval of Audit and Non-Audit Services

Audit and non-audit services provided to the Fund require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee also must pre-approve those non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (the “Affiliated Service Providers”) that provides ongoing services to the Fund, if the service relates directly to the operations and financial reporting of the Fund. Any individual service that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed service exceeding that cost level requires specific pre-approval by the Audit Committee.

(e)(2) None of the services included under (b)-(d) above was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by PwC for services rendered to the Fund were $21,900 and $24,500 for the fiscal years ended 2006 and 2005, respectively.

Non-audit fees billed by PwC for services rendered to the Fund’s Affiliated Service Providers that provides ongoing services to the Fund were $0 and $0 for the fiscal years ended 2006 and 2005, respectively.

(h) Not applicable as there were no non-audit services rendered to the Fund’s Affiliated Service Providers that provides ongoing services to the Fund for the fiscal years ended 2006 and 2005.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Fund.

Item 6. Schedule of Investments.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Fund.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics pursuant to Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund)	Morgan Keegan Select Fund, Inc.

By (Signature and Title):	/s/ Carter E. Anthony
Carter E. Anthony, President

Date:	September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Carter E. Anthony
Carter E. Anthony, President

Date:	September 6, 2006

By (Signature and Title):	/s/ Joseph C. Weller
Joseph C. Weller, Treasurer

Date:	September 6, 2006